TOWER ASSET PURCHASE AGREEMENT

                                  By and Among

                       THE TOWER COMPANY OF LOUISIANA, LLC

                                   as Seller,

                         BOIHEM INVESTMENT COMPANY, LLC

                          as the Sole Member of Seller

                                       AND

                            AYIN HOLDING COMPANY INC.

                                  as Purchaser




                            Dated as of June 20, 2006


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                                TABLE OF CONTENTS


                                                                          Page

ARTICLE I.       DEFINITIONS . . . . . . . . . . . . . . . . . . . . . .     1
     Section 1.1     Definitions . . . . . . . . . . . . . . . . . . . .     1
ARTICLE II.      PURCHASE AND SALE . . . . . . . . . . . . . . . . . . .     7
     Section 2.1     Purchase and Sale of Assets . . . . . . . . . . . .     7
     Section 2.2     Liabilities . . . . . . . . . . . . . . . . . . . .     7
     Section 2.3     Consideration . . . . . . . . . . . . . . . . . . .     8
     Section 2.4     Prorations. . . . . . . . . . . . . . . . . . . . .     8
     Section 2.5     Closing Costs . . . . . . . . . . . . . . . . . . .     8
ARTICLE III.     CLOSING . . . . . . . . . . . . . . . . . . . . . . . .     9
     Section 3.1     Closing . . . . . . . . . . . . . . . . . . . . . .     9
     Section 3.2     Seller's Obligations at Closings. . . . . . . . . .     9
     Section 3.3     Purchaser's Obligations at Closing. . . . . . . . .    12
ARTICLE IV.      INSPECTION. . . . . . . . . . . . . . . . . . . . . . .    13
     Section 4.1     Duration. . . . . . . . . . . . . . . . . . . . . .    13
     Section 4.2     Entry and Inspection. . . . . . . . . . . . . . . .    13
     Section 4.3     Indemnification . . . . . . . . . . . . . . . . . .    14
ARTICLE V.       REPRESENTATIONS AND WARRANTIES OF SELLER AND
                 SOLE MEMBER . . . . . . . . . . . . . . . . . . . . . .    14
     Section 5.1     Seller's and the Sole Member's Representations and
                     Warranties. . . . . . . . . . . . . . . . . . . . .    14
     Section 5.2     Survival. . . . . . . . . . . . . . . . . . . . . .    20
ARTICLE VI.      REPRESENTATIONS AND WARRANTIES OF PURCHASER . . . . . .    21
     Section 6.1     Purchaser's Representations and Warranties. . . . .    21
     Section 6.2     Survival. . . . . . . . . . . . . . . . . . . . . .    21
ARTICLE VII.     COVENANTS . . . . . . . . . . . . . . . . . . . . . . .    22
     Section 7.1     Covenants of Seller . . . . . . . . . . . . . . . .    22
     Section 7.2     Other Covenants . . . . . . . . . . . . . . . . . .    24
ARTICLE VIII.    CONDITIONS PRECEDENT TO PURCHASER'S PERFORMANCE . . . .    25
     Section 8.1     Purchaser's Conditions Precedent. . . . . . . . . .    25
ARTICLE IX.      CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE. . . . . .    26

                                TABLE OF CONTENTS

                                  (continued)

                                                                          Page

     Section 9.1     Seller's Conditions Precedent . . . . . . . . . . .    26
ARTICLE X.       INDEMNIFICATION; RISK OF LOSS . . . . . . . . . . . . .    27
     Section 10.1     Indemnification by Seller. . . . . . . . . . . . .    27
     Section 10.2     Indemnification by Purchaser . . . . . . . . . . .    27
     Section 10.3     Notice and Right To Defend Third-Party Claims. . .    28
     Section 10.4     Limitation on Indemnification. . . . . . . . . . .    29
ARTICLE XI.      TERMINATION; DEFAULT. . . . . . . . . . . . . . . . . .    30
     Section 11.1     Termination Events . . . . . . . . . . . . . . . .    30
     Section 11.2     Effect of Termination. . . . . . . . . . . . . . .    30
ARTICLE XII.     MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . .    31
     Section 12.1     Casualty and Condemnation. . . . . . . . . . . . .    31
     Section 12.2     Notices. . . . . . . . . . . . . . . . . . . . . .    31
     Section 12.3     Entire Agreement . . . . . . . . . . . . . . . . .    32
     Section 12.4     Headings . . . . . . . . . . . . . . . . . . . . .    32
     Section 12.5     Governing Law. . . . . . . . . . . . . . . . . . .    33
     Section 12.6     Successors and Assigns . . . . . . . . . . . . . .    33
     Section 12.7     Assignment . . . . . . . . . . . . . . . . . . . .    33
     Section 12.8     Severability . . . . . . . . . . . . . . . . . . .    33
     Section 12.9     Public Announcements . . . . . . . . . . . . . . .    33
     Section 12.10    Counterparts . . . . . . . . . . . . . . . . . . .    33
     Section 12.11    Expenses . . . . . . . . . . . . . . . . . . . . .    33
     Section 12.12    Dispute Resolution . . . . . . . . . . . . . . . .    33
     Section 12.13    Enforcement. . . . . . . . . . . . . . . . . . . .    34
     Section 12.14    Prior Investigation; Disclosure. . . . . . . . . .    34
     Section 12.15    Interpretation . . . . . . . . . . . . . . . . . .    34
     Section 12.16    No Strict Construction . . . . . . . . . . . . . .    34
     Section 12.17    Relationship of Parties. . . . . . . . . . . . . .    34

                                    EXHIBITS
                                    --------

Exhibit 3.2(a)(i)       Assignment and Assumption of Ground Leases
Exhibit 3.2(a)(i)(A)    Ground Lease Estoppels
Exhibit 3.2(a)(iv)      Bill of Sale and Assignment
Exhibit 3.2(a)(x)       Exclusivity Agreement

                                    SCHEDULES
                                    ---------

Schedule 5.1 (c)             Conflicts
Schedule 5.l(d)              Permits
Schedule 5.1 (d)(i)          Governmental Approvals
Schedule 5.1(f)(ii)          Properties
Schedule 5.l(f)(ii)(A)       Leasehold Properties
Schedule 5.l(f)(ii)(B)       Owned Properties
Schedule 5.1 (g)             Ground Leases
Schedule 5.1 (n)             Seller Contracts
Schedule 5.1 (o)             Tenant Leases
Schedule 5.1 (q)             Non-Compliance with Environmental Laws
Schedule 5.1 (s)             Necessary Consents
Schedule 5.1 (t)             Improvements
Schedule 5.1 (u)(i)          No Access
Schedule 5.1 (u)(ii)         Threatened Condemnation/Eminent Domain
Schedule 5.1 (v)             Contractors'/Subcontractors' Guaranties
Schedule 5.l(x)              Removal Bonds
Schedule 5.1 (y)(i)          Reversionary Interest in Improvements
Schedule 5.1 (y)(ii)         Landlord's Rights to Consent to Sublease of Ground
                             Leases

                         TOWER ASSET PURCHASE AGREEMENT
                         ------------------------------

     This Tower Asset Purchase Agreement (the "Agreement") is made as of this 20th day of June, 2006 (the "Effective Date"), by and between AYIN HOLDING COMPANY INC., a Delaware corporation (the "Purchaser"), THE TOWER COMPANY OF LOUISIANA, LLC, a Louisiana limited liability company (the "Seller"), and the sole member of Seller listed on the signature pages hereto (the "Sole Member").

     WHEREAS, Seller is engaged in the business of owning and operating wireless communications towers and co-locating tenants on those towers;

     WHEREAS, Seller desires to sell and assign to Purchaser, and Purchaser desires to purchase and assume, subject to the terms set forth herein, all of the Assets and Assumed Liabilities (each as defined herein), in exchange for payment of the Purchase Price (as defined herein) and the assumption of the Assumed Liabilities; and

     WHEREAS, the Sole Member owns all of the units of membership interest in Seller.

     NOW, THEREFORE, in consideration of the mutual covenants, provisions, representations and warranties contained herein. Purchaser and Seller agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS
                                   -----------

     Section  1.1     Definitions.   As  used  in  this Agreement, the following
                      -----------
terms  shall  have  the  following  meanings:

     "Affiliate" shall mean, with respect to any specified Person, any other Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with, such specified Person, with "control" for such purpose meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or voting interests, by contract or otherwise.

     "Agreement" shall have the meaning ascribed to it in the introductory paragraph hereof.

     "AM Study" means, with respect to any Tower, all reports on any and all disturbances in close proximity to the Tower of any AM broadcast station antenna patterns (commonly referred to as an "AM Detune Screening") and if such report indicates that the Tower is in close proximity to an AM broadcast station, "AM Study" will be deemed to include a subsequent report on the radial-based measurements of such Tower before and after its construction.

     "Asset" or "Assets" shall mean, individually, and collectively, all of the Seller's right, title and interest in each of the Properties, together with all
(i) Improvements thereon, (ii) Easements thereto, (iii) Tower(s) thereon and all tangible personal property related to the design, operation and maintenance of the Tower(s), (iv) Ground Leases with respect thereto, (v) Tenant Leases with respect thereto, (vi) assignable Seller Contracts related thereto,

(vii) Permits with respect thereto, (viii) Tower Lighting Systems located thereon and (ix) each of the following to the extent it is directly related to any of the foregoing: (A) Security Deposits, claims, refunds, causes of action, rights of recovery, prepayments, rights of set off and rights of recoupment, (B) insurance benefits arising or relating to any of the foregoing, (C) reorders, variances, and similar rights obtained from any Governmental Authority, (D) all receivables arising from and after the Closing Date and all currently existing and hereafter arising proceeds related to the foregoing, (E) all original Books and Records, (F) assignable warranties and guarantees related to any Improvements, and (G) all other assets related to or used in connection with the foregoing but excluding the Excluded Assets.

     "Assumed Liabilities" shall have the meaning ascribed to it in Section 2.2(a).

     "Basket"  shall  have  the  meaning  ascribed  to  it  in  Section  10.4.

     "Books and Records" shall mean all original operating, design, manufacturing, test and other data and records (in each case, in whatever form or medium, including electronic media), including any tower blue-prints, architectural plans, construction drawings and specifications, site and M&B surveys, AM tower studies, geotechnical, NEPA, SHPO reports, research and development files, data and laboratory books, real estate investigation documents, title records and documents, zoning documents, documents related to FAA and FCC matters, regulatory permits, environmental records and documents, litigation files and other similar property, rights and information, in each case as related to the Assets.

     "Business Day" shall mean any day other than Saturday, Sunday or a day on which banking institutions in Atlanta, Georgia are required or authorized to be closed.

     "Cap"  shall  the  have  meaning  ascribed  to  it  in  Section  10.4.

     "Closing" means the closing for the sale, transfer and assignment of all Seller's right, title and interest in the Assets to be transferred to Purchaser at the Closing pursuant to this Agreement which Closing is contemplated by this Agreement to take place on or before June 20, 2006 in accordance with Section 3.1(a) hereof.

     "Closing  Date" shall mean the day on which a Closing occurs.

     "COBRA"  shall  have  the  meaning  ascribed  to  it  in Section 5.1(p)(i).

     "Code"  shall  mean  the  Internal  Revenue  Code  of  1986,  as  amended.

     "Communications Equipment" shall mean equipment used in a communications system located on any Properties or Improvements owned by any Person including, wireless communications antennas, coaxial cables, wireless communications equipment boxes, wireless communications transmission equipment, electronic equipment and microwave dishes installed, and any other real or personal property but expressly excluding any shelters on the Properties in which any of the foregoing may be located or stored.

     "Confidentiality  Agreement"  shall  have  the  meaning  ascribed  to it in
Section  7.2(d).


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
     "Contracts" shall mean collectively the Ground Leases, Tenant Leases, Seller Contracts, and Easements.

     "Disputes"  shall  have  the  meaning  ascribed  to  it  in  Section 12.12.

     "Easements" shall mean all of Seller's right, title and interest in all servitudes, easements, licenses and agreements belonging to or in any way appertaining to the Properties, Towers and/or Improvements, and all amendments, modifications, supplements, assignments, guaranties, side letters and other documents related thereto whether entered into prior to, on or after the Effective Date, including, without limitation, all easements, licenses and agreements providing access to the Properties, Towers, and/or Improvements from public streets, roads and ways, all easements, licenses and agreements for location, maintenance, repair and replacement of and for cables, utilities, utility lines, wires and anchors and all easements, licenses and agreements for parking.

     "Effective Date" shall have the meaning ascribed to it in the introductory paragraph hereof.

     "Environmental Claim" shall mean any claim, complaint, action, suit, proceeding, investigation or notice in writing by any Person alleging potential liability arising out of, based on, or resulting from (i) the release, emission, discharge or disposal into, or presence in, the environment, including, without limitation, the indoor environment, of any Hazardous Material at any Property and/or the Improvements thereon, whether or not owned by Seller; and (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

     "Environmental Laws" shall mean all federal, state and local laws, statutes, ordinances, judgments, decrees, orders, licenses, permits, rules, regulations and other binding requirements relating to protection of human health and the environment, including, without limitation, laws, statutes, ordinances, judgments, decrees, licenses, permits, rules and regulations relating to emissions, discharges, releases, or threatened releases of any Hazardous Material, or otherwise relating to the historic preservation use, treatment, storage, disposal, transport or handling of any Hazardous Material, each as amended from time to time.

     "Environmental Licenses" shall mean all licenses, certificates, permits, plans, approvals and registrations required under Environmental Laws.

     "Excluded Assets" shall mean (i) any Communications Equipment; (ii) the electrical circuits that serve the Communications Equipment and the associated telephone company wiring between the meter board and the Communications
Equipment at each Property belonging to any public utility and (iii) those Assets with respect to which the conditions to Purchaser's obligation to purchase said Asset as set forth in Section 8.1 (Conditions Precedent) have not been met as of the Closing and which Purchaser has designated as Excluded Assets and those Assets that are deemed Excluded Assets pursuant to Section 12.1 or otherwise expressly excluded in this Agreement.

     "Excluded Liabilities" shall have the meaning ascribed to it in Section 2.2(b).

     "Exclusivity Agreement" shall have the meaning ascribed to it in Section 3.2(a)(ix).

     "FAA" shall mean the Federal Aviation Administration or any successor agency thereto.

     "FCC" shall mean the Federal Communications Commission or any successor agency thereto.

     "FIRPTA"  shall  mean  the  Foreign  Investment  in  Real Property Tax Act.

     "GAAP" shall mean generally accepted accounting principles for financial reporting in the United States existing on the date hereof, applied on a consistent basis.

     "Governmental Authority" shall mean any federal, state, territorial, county, municipal, local or other government or governmental agency or body or any other type of regulatory body, whether domestic or foreign, including, without limitation, the FAA and the FCC.

     "Governmental Laws" shall mean all federal, state and local laws, rules, ordinances, regulations, orders, judgments, writs, injunctions, codes, directives, decrees, notices, rules and statutes of any Governmental Authority, now or hereinafter in effect.

     "Ground Lease Estoppels" means an estoppel certificate signed by a ground lessor under a Ground Lease in substantially the form attached as Exhibit 3.2(a)(i)(A).

     "Ground Lease" or "Ground Leases" shall mean individually, and collectively, (i) each lease between a non-affiliated third party landlord, as lessor, and Seller, as lessee, granting to Seller a leasehold estate in and to a Leasehold Property, together with all amendments, modifications, supplements, assignments, guaranties, side letters and other documents related thereto, whether entered into prior to, on or after the Effective Date, (ii) each easement agreement (other than easements appurtenant) between a third party, as grantor, and Seller, as grantee, granting to Seller an easement in and to a Leasehold Property, together with all amendments, modifications, supplements, assignments, guaranties, side letters and other documents related thereto, whether entered into prior to, on or after the Effective Date, and (iii) any license between a third party as licensor and Seller granting to Seller a license in and to a Leasehold Property, together with all amendments, modifications, supplements, assignments, guaranties, side letters and other documents related thereto, whether entered into prior to, on or after the Effective Date.

     "Hazardous Material" shall mean any material, substance or compound regulated under any Environmental Law as a pollutant, toxic substance, contaminant, hazardous waste, hazardous material, hazardous substance, extremely hazardous material, extremely hazardous substance, hazardous air pollutant, radioactive substance, solid waste, radioactive waste, special waste, medical waste, or words of similar import, any petroleum (including crude oil or any refined fraction, constituent, by-product or residue thereof), asbestos or polychlorinated biphenyl.

     "HSR  Act"  shall  have  the  meaning  ascribed  to  it  in Section 7.2(a).

     "Improvements" shall mean any and all buildings, improvements, fixtures, machinery, equipment (including all service entrance wiring, meter bank breakers), shelters, fencing, structures, signs, locks, and other tangible assets located on any of the Properties owned by Seller, including the Towers, other than any Communications Equipment.

     "Indemnifiable Damages" shall have the meaning ascribed to it in Section 10.1.

     "Indemnitee"  shall  have  the  meaning  ascribed to it in Section 10.3(a).

     "Indemnitor"  shall  have  the  meaning  ascribed to it in Section 10.3(a).

     "Instruments of Transfer" shall have the meaning ascribed to it in Section 3.2(a).

     "Knowledge" shall mean the actual knowledge of Carroll Castille, the managers and members of Sole Member, the board of directors of Seller, and any other executive officer of Seller, in each case after due inquiry into the subject matter about which the relevant inquiry relates and the knowledge that each such person reasonably should possess if he or she has properly discharged his or her duties or made such due inquiry.

     "Leasehold Property" or "Leasehold Properties" shall mean, individually and collectively, each of those certain parcels of land, all of which are listed and described on Schedule 1.1(A) in which Seller is the holder of a valid leasehold estate, license, easement or servitude interest or other right to use such land under and pursuant to a Ground Lease applicable thereto, together with all rights, alleys, streets, strip gores, water privileges, appurtenances, advantages and easements belonging thereto or in any way appertaining thereto and all land lying in the bed of any street or highway, open or proposed, in front of or adjoining the land to the centerline thereof.

     "Liens" shall mean any lien, guaranty, mortgage, security interest, attachment, levy, charge, claim, restriction, imposition, pledge, encumbrance, conditional sale or title retention arrangement, or any other interest in Property or Assets (or the income or profits therefrom), whether consensual or nonconsensual and whether arising by agreement or under any Governmental Laws or otherwise.

     "Light Monitoring Agreement" shall mean the Light Monitoring Agreement in form and substance to be mutually agreed upon pursuant to which Seller will provide, inter alia, light monitoring services with respect to those Towers acquired by Purchaser hereunder that have Tower Lighting Systems.

     "Material Adverse Change" shall mean (a) the commencement of a case under Title 11 of the United States Code by or against a Seller, as debtor or (b) any event, occurrence or change which could materially adversely affect (i) the condition (financial or otherwise), business, operations, properties, results of operations, use, or prospects of the Assets taken as a whole or of Seller or
(ii) the binding nature, validity or enforceability of this Agreement; provided, however, that no change or effect arising out of or in connection with or resulting from any of the following will be deemed to constitute a "Material Adverse Change": (A) changes or fluctuations in general financial market conditions or (B) changes affecting the telecommunications industry generally.

     "Memorandum of Lease" means a memorandum in recordable form setting forth certain terms of a Ground Lease or Tenant Lease.

     "Necessary Consents" shall mean all consents, approvals, concessions, franchises, licenses, permits, nondisturbance agreements (provided any such nondisturbance agreements relate solely to recorded interests recorded prior to the interest of Seller in the applicable Property) and other authorizations that are required to be obtained by Seller from any Governmental Authority or any other Person in order to consummate the transactions contemplated by this Agreement.

     "Owned Property" or "Owned Properties" shall mean, individually and collectively, each of those certain parcels of real property in which Seller has a fee simple interest, all of which are listed and described as such on Schedule 1.1(B), together with all rights, alleys, streets, strip gores, water privileges, appurtenances, advantages and easements belonging thereto or in any way appertaining thereto.

     "Parties"  shall  mean Purchaser, Seller and the Sole Member, collectively.

     "Party" shall mean Purchaser, Seller, or the Sole Member, as the case may be.

     "Permits" shall mean all permits, approvals, registrations, licenses, certifications, or authorizations required by any Governmental Authority in connection with the construction, ownership, maintenance, use or operation of the Assets and all pending applications therefor or renewals thereof.

     "Permitted Liens" shall mean (a) Liens for current Taxes not yet due and payable, (b) assessments not yet due and payable under declarations that do not or would not, individually or in the aggregate, interfere with Purchaser's actual or intended ownership, lease or use of any Properties and/or Improvements as telecommunications facilities, (c) any interest or title of a lessor or servient tenant holder under any Ground Lease, (d) any revenue-sharing arrangements under any Ground Lease, (e) any Easement, and (f) any recorded mortgages or deeds of trust encumbering the fee simple interest under any Assets subject to a Ground Lease with respect to which binding nondisturbance agreements have been obtained and are in full force and effect or are subsequent to Seller's recorded interest in the applicable Property. Notwithstanding anything to the contrary in this Agreement, any mortgage or deed of trust lien, security interest, and other monetary liens encumbering any Property and/or Improvements created by Seller or encumbrances created by Seller after the Effective Date that encumber a Property and/or Improvements will not be Permitted Liens.

     "Person" shall mean any individual, group, corporation, partnership, limited liability company or other organization or entity.

     "Property" or "Properties" shall mean, individually and collectively, each Leasehold Property and each Owned Property.

     "Purchase  Price"  shall  have  the  meaning ascribed to it in Section 2.3.

     "Purchaser" shall have the meaning ascribed to it in the introductory paragraph hereof.

     "Purchaser  Indemnitee"  shall  have  the meaning ascribed to it in Section
10.1.

     "Rules"  shall  have  the  meaning  ascribed  to  it  in  Section  12.12.

     "Security  Deposits"  shall  have  the  meaning  ascribed  to it in Section
5.1(h).

     "Seller" shall have the meaning ascribed to it in the introductory paragraph hereof.

     "Seller Contracts" shall mean all service, supply, maintenance, management and utility agreements between Seller and a third party relating to or affecting the Assets, together with all amendments, modifications, supplements, assignments, guaranties, side letters and other documents related thereto, whether entered into prior to, on or after the Effective Date.

     "Seller  Indemnitee" shall have the meaning ascribed to it in Section 10.2.

     "Sole Member" shall have the meaning ascribed to it in the introductory paragraph hereof.

     "Tax Return" shall mean any report, declaration, statement, return or other information filed in respect of Taxes, and any claims for refund of Taxes, including any amendments or supplements to any of the foregoing, with any Taxing authority with respect to Taxes imposed upon or attributable to the operation of any of the Assets.

     "Taxes" shall mean any and all taxes, duties, imposts, charges, levies or other like assessments, including, but not limited to, income, transfer, gains, gross receipts, excise, inventory, property (real, personal or intangible), ad valorem, value added, custom, duty, sales, use, license, withholding, capital stock, license and franchise taxes (including any fee, assessment or other charge in the nature of or in lieu of any tax), imposed by the United States, or any state, local government or subdivision or agency thereof, any interest, penalties, additions to tax or additional amounts in respect of the foregoing (whether disputed or not), any transferee or successor or secondary liability in respect of tax (whether imposed by law, contractual agreement or otherwise) and any liability in respect of any tax as a result of being a member of any affiliated, consolidated, combined or unitary group for any tax purpose.

     "Tenants" shall mean broadband or broadband equivalent lessees that are parties to Tenant Leases.

     "Tenant Lease" or "Tenant Leases" shall mean, individually and collectively, each lease, sublease, license, sublicense, master lease and other occupancy agreement for the use and occupancy or future use and occupancy of a Property and/or Improvements or any portion thereof, together with all amendments, modifications, supplements, assignments, guaranties, side letters and other documents related thereto, whether entered into prior to, on or after the Effective Date.

     "Tower" shall mean any wireless communications tower located on a Property and owned by Seller, including the following material elements: tower foundation, all supporting elements, bolts, tower structures (including tower steel), cabinets, shelters, fencing, pads and gates, signs, utility lines, telecommunication lines, conduits and meter boards, pads, anchors, caissons, lighting, lightening rods, Tower Lighting Systems, foundations, rock compounds and rock access roads, the tower and compound grounding systems and all other structures and improvements located on such Property.

     "Tower Lighting System" means the lighting control system for a Tower (including the control module, light fixtures, all associated interconnection wiring and the external photo-cell) that is owned by Seller.

     "Transaction Documents" shall mean this Agreement, the Instruments of Transfer, the Confidentiality Agreement and any other agreements, certificates, documents or instruments to be executed and delivered pursuant to the foregoing, as the same may be amended from time to time.

     "Transfer" shall mean any sale, assignment, pledge, encumbrance or other disposition.

     "Transfer Taxes" shall mean, collectively, all excise, sales, use, value added, registration, stamp, recording, documentary, conveyancing, franchise, transfer, gains and similar Taxes imposed or attributable or related to the purchase and sale of the Assets.

     "Unlimited  Claims"  shall have the meaning ascribed to it in Section 10.4.

                                   ARTICLE II.
                                PURCHASE AND SALE
                                -----------------

     Section  2.1     Purchase and Sale of Assets.   Subject to and on the terms
                      ---------------------------
and conditions set forth herein, Seller shall sell, transfer, assign and deliver to Purchaser, and Purchaser shall purchase, acquire and accept from Seller, all of Seller's right, title and interest in and to the Assets set forth in Schedule 2.1, free and clear of all Liens, other than the Permitted Liens. Notwithstanding anything to the contrary contained in this Section 2.1 or elsewhere in this Agreement, the term "Assets" shall not include any Excluded Assets.

     Section  2.2     Liabilities.
                      -----------

          (a)     Assumed  Liabilities.   Subject  to  and  on  the  terms  and
                  --------------------
     conditions of this Agreement, Purchaser agrees to assume and to discharge all liabilities (the "Assumed Liabilities") of Seller directly relating to the Assets that arise out of or relate to events, facts or circumstances that occur on or following the Closing Date for such Assets, including all of such obligations and liabilities of Seller under or related to any Ground Lease, Tenant Lease, Seller Contract, Security Deposit, and any order, requirement or rule of any Governmental Authority.

          (b)     Excluded  Liabilities.   Purchaser  specifically  shall  not
                  ---------------------
     assume or pay or discharge or have any liability for any debts, liabilities, or obligations of Seller or otherwise other than the Assumed Liabilities, including, any and all liabilities or obligations of any sort whatsoever regardless of how incurred or when arising that relate to Assets that arise or are incurred by Seller or relate to events, facts, or circumstances that occur prior to the Closing Date whether or not any such debt, liability or obligation is disclosed to Purchaser or is set forth on any Schedule to this Agreement. All such excluded debts, liabilities and obligations in this Section 2.2 are collectively referred to herein as "Excluded Liabilities".

     Section  2.3     Consideration  and Payment of Purchase Price.   Subject to
                      --------------------------------------------
the terms and conditions of this Agreement, the consideration to be paid for the sale, assignment, conveyance, transfer and delivery of the Assets under this Agreement shall be $325,000 per Tower for each Tower. The aggregate consideration to be paid for all of the Assets sold, transferred and assigned to Purchaser pursuant to this Agreement shall be referred to as the "Purchase Price". At Closing, the Purchase Price shall be paid by federal wire transfer.

     Section  2.4     Prorations.   At  least  five  (5) days before the Closing
                      ----------
Date, Seller shall provide Purchaser a historical rent roll schedule for all payments and a schedule of all prepaid rental received and paid by Seller for periods after the Closing Date. The net sum of all such rental payments shall be deducted from the Purchase Price. All normal and customarily proratable items (including real estate taxes, personal property taxes, utility bills, security bills, and rents) shall be prorated as of the Closing Date, Seller being charged and credited for all of the same up to such date and Purchaser being charged and credited for all of the same on and after such date. If the actual amounts to be prorated are not known as of the applicable Closing Date, the prorations shall be estimated by Seller; and thereafter, when actual amounts are known, a cash settlement will be made between Seller and Purchaser.

     Section 2.5     Closing Costs.   At the Closing, Seller and Purchaser shall
                     -------------
split all documentary stamp or other Transfer Taxes arising in connection with any deed or other conveyance document relating to the Assets included in the Closing. The Party that is required by applicable law to file the Tax Returns with respect to any applicable Transfer Taxes will do so, and the other Party will cooperate with respect to such filings as necessary. Purchaser shall have the sole responsibility for recording, and the costs related thereto, any Memorandum of Lease with respect to the Ground Leases that Purchaser elects, in its sole discretion, to have recorded. Purchaser shall pay all recording costs arising in connection with and shall have the sole responsibility for recording any applicable Instrument of Transfer under this Agreement except as provided in the preceding sentence. Purchaser and Seller will cooperate in providing each other with any appropriate resale exemption certifications and other similar documentation. At Closing, Seller will pay all applicable sales Tax in connection with the Closing.

                                  ARTICLE III.
                                    CLOSING
                                    -------

     Section  3.1     Closing.   Subject to the satisfaction or waiver of all of
                      -------
the conditions contained in Article VIII and Article IX hereof: The Closing shall take place at the offices of Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street, N.E., Suite 2400, Atlanta, Georgia 30308 at the date upon which the parties may mutually agree which shall not be later than June 20, 2006. Notwithstanding any other provision of this Agreement, in the event that as of the Closing the representations or warranties of Seller with respect to one or more of the Towers or Assets related thereto are not satisfied or any of the other conditions precedent is not fully satisfied, Purchaser may, in its sole and absolute discretion and without any obligation to do so, waive the conditions precedent and proceed to Closing.

     Section 3.2     Seller's Obligations at Closings.   At Closing Seller shall
                     --------------------------------
execute and deliver to Purchaser the following documents for the Assets to be transferred at the Closing:

          (a)     Instruments  of  Transfer.   Instruments  of  transfer
                  -------------------------
     ("Instruments of Transfer") transferring to Purchaser all of Seller's right, title and interest in and to the Assets. The Instruments of Transfer shall be as follows:

               (i)     Assignment  and  Assumption  of  Ground  Leases.   With
                       -----------------------------------------------
          respect to each of the Leased Properties, a duly executed, valid and acknowledged original assignment and assumption of all of Seller's right, title and interest in the Ground Lease, substantially in the form attached as Exhibit 3.2(a)(i) hereto, together with a corresponding duly executed Ground Lease Estoppel, substantially in the form attached hereto as Exhibit 3.2(a)(i)(A).

               (ii)     Assignment  and  Assumption  of Tenant Leases and Seller
                        --------------------------------------------------------
          Contracts.   A  duly  executed,  valid  and  acknowledged  original
          ---------
          assignment and assumption of all of Seller's right, title and interest in and to all of the Tenant Leases and Seller Contracts applicable to the Assets, in form and substance reasonably satisfactory to Purchaser.

               (iii)     Deeds.   With  respect to each of the Owned Properties,
                         -----
          if any, a special warranty deed duly executed, valid and acknowledged, in a form acceptable for recording in the state and county where each of the applicable Owned Properties is located and as otherwise reasonably satisfactory to Purchaser, together with such other forms as may be required to record such deed.

               (iv)     Bill  of  Sale.   A  duly  executed  bill  of  sale  and
                        --------------
          assignment, transferring all of Seller's right, title and interest in and to all of the tangible, personal property constituting the Assets from Seller to Purchaser, substantially in the form attached as
          Exhibit  3.2(a)(iv)  hereto.

               (v)     Assignment  of Security Deposits.   If applicable, a duly
                       --------------------------------
          executed, valid and acknowledged assignment and assumption of all Security Deposits, together with any and all interest accrued thereon, if any, together with Seller's indemnification and hold harmless agreement indemnifying Purchaser with respect to such Security Deposits for the period prior to the Closing Date, in form and substance satisfactory to Purchaser.

               (vi)     Title  Affidavits.   Any  affidavits  required  by,  and
                        -----------------
          reasonably satisfactory to, the title company in order that any owner's title insurance policy and any mortgage title insurance policy may be issued free and clear of the standard exceptions which a title company is permitted by applicable law to remove or modify upon delivery of such affidavits.

               (vii)     Memorandum  of  Lease.   For  each applicable Leasehold
                         ---------------------
          Property, a separate Memorandum of Lease with respect to the Ground Lease thereof (other than any license or other right to use any property owned by any United States Federal or State Governmental Authority) in a form acceptable for recording in the state and county where the applicable Assets are located to the extent that the Seller has not already recorded a Memorandum of Lease or other instrument evidencing Seller's rights in such Leasehold Property.

               (viii)     Necessary Consents.   Evidence reasonably satisfactory
                          ------------------
          to Purchaser that Seller has obtained all Necessary Consents for the Closing.

               (ix)     Exclusivity  Agreement.   A  duly  executed  copy of the
                        ----------------------
          exclusivity Agreement, substantially in the form attached as Exhibit 3.2(a)(ix) hereto (the "Exclusivity Agreement"). The Exclusivity Agreement shall cover future sales of towers by Seller to Purchaser and the rights and obligations of the Parties related thereto.

               (x)     Light Monitoring Agreement.   A duly executed copy of the
                       --------------------------
          Light Monitoring Agreement in form and substance satisfactory to Purchaser.

               (xi)     Other  Documents.   All  other  documents  reasonably
                        ----------------
          required to effectuate the transactions contemplated by this Agreement, including, any and all real property Transfer Tax forms or returns or any other documents or instruments required to be delivered in the State and county where each of the applicable Assets are located.

          (b)     FIRPTA  Certificate.   A  certificate  duly executed by Seller
                  -------------------
     certifying  that  Seller  is  not  a foreign person for purposes of FIRPTA.

          (c)     Original  Documents.   To  the extent not already delivered to
                  -------------------
     Purchaser, originals of all Tenant Leases, Ground Leases, Seller Contracts, Permits, AM Studies, Phase I reports, Phase II reports, NEPA reports, zoning approvals, FAA clearances, FCC registrations and other environmental reports, structural reports, surveys, as built- drawings, warranties, guarantees, title opinions and reports, architectural plans, tower drawings, tower modifications, foundation drawings, tenant drawings, Books and Records and other information in Seller's possession or control that relate to the ownership, operation or use of the Assets.

          (d)     Nondisturbance  Agreements.   Any  executed  nondisturbance
                  --------------------------
     agreements obtained by Seller pursuant to Section 7.1(m), in form and substance satisfactory to Purchaser, to the extent Purchaser reasonably deems necessary.

          (e)     Officer's  Certificate.   An  officer's  certificate of Seller
                  ----------------------
     signed by an executive officer of Seller certifying that (i) Seller has performed and complied in all respects with all agreements and covenants required to be performed or complied with by Seller under this Agreement and the other Transaction Documents at or prior to the Closing, (ii) each of the representations and warranties of Seller were true and correct in all respects when made and are true and correct in all respects as of the Closing Date as if made on such date, and (iii) each of the persons executing and delivering this Agreement and the other Transaction Documents on behalf of Seller has the authority to execute, deliver and consummate this Agreement and each other Transaction Document.

          (f)     Resolution  and  Secretary's  Certificate.   A  copy  of
                  -----------------------------------------
     resolutions of the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents by Seller, and a Secretary's certificate of Seller, dated the Closing Date, attesting and certifying as to the accuracy of the organizational documents of Seller and that such resolutions were duly adopted and are in full force and effect.

          (g)     Certified  Organizational  Documents  and Certificates of Good
                  --------------------------------------------------------------
     Standing. Copies of the organizational documents of Seller certified by the
     --------
     Secretary of State of the Seller's jurisdiction of organization and a certificate of good standing for Seller from its jurisdiction of organization and each of the jurisdictions in which the Properties are located.

          (h)     Legal  Opinion.   An  opinion  of Seller's legal counsel, in a
                  --------------
     form  reasonably  acceptable  to  Purchaser.

          (i)     Other  Items.   Any  other  keys,  access  codes,  items  or
                  ------------
     instruments required by this Agreement, necessary for the operation of the Assets, or reasonably requested by Purchaser to consummate the Closing.

     Section  3.3     Purchaser's Obligations at Closing.   At Closing Purchaser
                      ----------------------------------
shall  deliver  to  Seller  the  following:

          (a)     Price.   The  Purchase Price in accordance with the provisions
                  -----
     of Article  II  hereof.

          (b)     Assignment  and Assumption of Ground Leases.   With respect to
                  -------------------------------------------
     each of the Leased Properties, a duly executed, valid and original assignment and assumption of all of Seller's right, title and interest in and to all of the Ground Leases, substantially in the form attached as
     Exhibit  3.2(a)(i)  hereto.

          (c)     Assignment  and  Assumption  of  Tenant  Leases  and  Seller
                  ------------------------------------------------------------
     Contracts.  A duly executed valid and original assignment and assumption of
     ---------
     Seller's right, title and interest in and to all of the Tenant Leases and Seller Contracts applicable to the Assets.

          (d)     Officer's Certificate.   An officer's certificate of Purchaser
                  ---------------------
     signed by an executive officer of Purchaser certifying that (i) Purchaser has performed and complied in all respects with all agreements and covenants required to be performed or complied with by Purchaser under this Agreement and the other Transaction Documents at or prior to the Closing,
     (ii) each of the representations and warranties of Purchaser were true and correct in all respects when made and are true and correct in all respects as of the Closing Date as if made on such date, and (iii) each of the persons executing and delivering this Agreement and the other Transaction Documents on behalf of Purchaser has the authority to execute, deliver and consummate this Agreement and each other Transaction Document;

          (e)     Removal  Bonds.   Removal  bonds in form and amount sufficient
                  --------------
     to permit the return of all removal bonds with respect to the Assets included in the Closing.

          (f)     Exclusivity  Agreement.   A  duly  executed  copy  of  the
                  ----------------------
     Exclusivity  Agreement.

          (g)     Light  Monitoring  Agreement.   A  duly  executed  copy of the
                  ----------------------------
     Light  Monitoring  Agreement.

          (h)     Other Documents.   Any other documents or instruments required
                  ---------------
     by this Agreement to be executed and delivered by Purchaser or reasonably requested by Sellers to consummate the Closing.

                                   ARTICLE IV.
                                   INSPECTION
                                   ----------

     Section  4.1     Duration.   Purchaser  shall  have  the  right  during the
                      --------
period  commencing  on the Effective Date and ending on the date which is thirty
(30) days after the Effective Date to enter upon, inspect, investigate and conduct legal, financial, business, accounting, environmental and technical due diligence with respect to the Assets.

     Section  4.2     Entry and Inspection.   From and after the Effective Date,
                      --------------------
Seller shall permit Purchaser and its authorized agents and representatives reasonable access to (during normal business hours) all of the Assets of Seller, and Seller shall furnish to Purchaser access to inspect all Books and Records, as Purchaser may reasonably request, to permit Purchaser to perform its due diligence investigation with respect to the Assets. Purchaser and its representatives may undertake a complete physical inspection of the Assets at Purchaser's sole cost and risk, obtain a survey of the Properties and perform a complete audit of the Assets; provided, that with respect to the Properties and the Improvements, any such physical inspection shall not result in any damage to the same. Except as otherwise provided herein, no such inspections, investigations or examinations shall unreasonably interfere adversely with the Seller's business or operations. After completing any physical inspections of the Property and Improvements thereon, Purchaser shall restore and repair any damage to the same caused by such inspections to the condition existing prior to Purchaser's entry. Any site inspections shall be conducted by such employees, consultants and professionals as Purchaser shall select, and any inspections shall be arranged at times mutually convenient to the Parties.

     Section  4.3     Indemnification.   Purchaser  agrees to indemnify and hold
                      ---------------
Seller and any affiliate of Seller harmless from any and all claims made, or causes of action brought against Seller (or any affiliate) resulting from any damage to the Properties as a result of the activities of Purchaser or any of Purchaser's agents, servants, contractors or invitees in conducting any of the physical inspections, investigations or examinations on the Properties. This indemnification shall survive for a period of one (1) year from the date of Purchaser's physical inspection, investigation or examination of such Property.

                                   ARTICLE V.
            REPRESENTATIONS AND WARRANTIES OF SELLER AND SOLE MEMBER
            --------------------------------------------------------

     Section  5.1     Seller's  and  the  Sole  Member's  Representations  and
                      --------------------------------------------------------
Warranties.   Seller  and  the  Sole  Member,  jointly  and  severally,  hereby
----------
represent and warrant to Purchaser (i) on the Effective Date, (ii) with respect to any representation or warranty for which a Schedule or other document is delivered after the Effective Date, as of such date and (iii) on the Closing Date, as if made on each such date, as follows:

          (a)     Organization  and  Qualification.   Seller  is duly organized,
                  --------------------------------
     validly existing and in good standing under the laws of its jurisdiction of organization. Seller has all requisite limited liability company power and authority to conduct its business as it is currently conducted and to own, lease and use the Assets as they are currently owned, leased and used.

          (b)     Authority;  Enforceability.   Seller  has  the  absolute  and
                  --------------------------
     unrestricted corporate, limited liability company or partnership right, power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents. The execution and delivery of, and performance of the obligations contained in, this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby by Seller have been duly authorized by all necessary and proper corporate, limited liability company or partnership action on the part of Seller. This Agreement and the other Transaction Documents when executed and delivered by Seller constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with the terms hereof and thereof, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting generally the enforcement of creditors' rights and by general principles of equity.

          (c)     No  Conflicts.
                  -------------

               (i) Except as set forth on Schedule 5.1(c), the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereunder or thereunder do not and will not, directly or indirectly, conflict with or result in a breach or violation of any term or provision of, result in the imposition of any Lien upon any Asset or permit the acceleration of any obligation or liability under or pursuant to, or constitute a breach or default (including any event that, with the passage of time or giving of notice, or both, would become a breach or default or violation under (i) any provision of Seller's organizational documents or related agreement, or any resolution adopted by Seller's board of directors; any of the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any Permit that is held by Seller or that otherwise relates to the Assets or to the business of Seller; (iii) any of the terms of, result in a material modification of, or otherwise give any other contracting party the right to terminate, any contract, lease or instrument affecting the Properties or by which Sellers or any of the Assets may be bound or affected; or (iv) any Governmental Laws, or violate or permit the acceleration of any obligation or liability under any, contract, agreement, Governmental Law, license, lease, indenture, mortgage, loan agreement or note to which Seller is a Party or by which any of the Assets is bound or may be affected.

          (d)     Permits.   Schedule  5.1(d)  contains  a  true,  correct  and
                  -------
     complete list of all Permits (whether oral or written) for the Improvements and the Properties. Except as set forth in Schedule 5.1(d)(i), there are no other approvals required from any Governmental Authority to operate the Assets as they are currently being operated except for the Permits, Except as set forth in Schedule 5.1(d)(i), Seller has not received any indication that any of such Permits will not be renewed in their ordinary course for the full term contained in any renewal option or for a term (in the event there is no option) to be negotiated with the appropriate Governmental Authority. Except as set forth in
     Schedule 5.1(d)(i), none of such Permits is subject to any restriction or condition that would limit in any respect the ownership or operation of the Assets as presently conducted or as contemplated by this Agreement. Except as set forth in Schedule 5.1(d)(i), there are no Governmental Laws that would preclude Seller from assigning any of its Permits to Purchaser, and Seller is assigning such Permits to Purchaser without any further action required on the part of Purchaser. True, correct and complete copies of each of the Permits (and written descriptions of oral Permits) have been furnished to Purchaser.

          (e)     Compliance With Laws.   Seller and the Assets, and the current
                  --------------------
     ownership, use, occupancy, safety and operation of the Assets, are in material compliance with, and there is no event that has rendered, or would render such ownership, use, occupancy, safety and operation materially non-compliant under, any Governmental Law or Permit, including, without limitation, the record-keeping or periodic reporting requirements of all such Governmental Laws and Permits.

          (f)     Title  Matters.   Seller holds, and will transfer to Purchaser
                  --------------
     at the Closing, good and merchantable title for all of the owned Assets, and a valid and insurable leasehold interest for all of the Leasehold Properties and a valid interest in all other leased Assets, in each case, free and clear of all Liens, other than Permitted Liens, and Liens that will be discharged at or prior to the Closing. Seller holds no Owned Properties.

          (g)     Ground  Leases.   Schedule  5.1(g)  contains  a true, complete
                  --------------
     and correct list and description of each of the Ground Leases (whether oral or written) for the Leasehold Properties. To Seller's Knowledge, each owner, lessor or easement grantor under each Ground Lease has good and marketable title to the corresponding Property. Each Ground Lease is in full force and effect, has not been modified or amended, and to Seller's Knowledge, there is no action to revoke, cancel, renegotiate or adversely affect in any manner any Ground Lease. Seller is in actual possession of the premises under the Ground Leases, and there are no material defaults thereunder by Seller or, to Seller's Knowledge, by the applicable owner, lessor, licensor, or easement grantor under any of the Ground Leases, Seller has not received any notices from or given notice to any owner, lessor, licensor or easement grantor claiming that the other party is in default under any of the Ground Leases and, to Seller's Knowledge, there is no event, with the giving of notice or the passage of time or both, would constitute a default. There are no existing disputes regarding the use of Property under any of the Ground Leases, the computation and payment of fees or other lease payments under the Ground Leases or any other material provisions under any of the Ground Leases. Seller has performed its obligations and paid the rent and other payments set forth in or required to be paid under the Ground Leases on a current basis and there are no material past due amounts. Seller has no obligation to pay any additional rent or charges to any of the owners, lessors, licensors or easement grantors under any Ground Lease except as set forth in the applicable Ground Lease.

          (h)     Security  Deposits.   There  are  no security deposits, notes,
                  ------------------
     instruments or other tenant impounds (the "Security Deposits") currently held by (i) a landlord, lessor, licensor or easement grantor under any Ground Lease or (ii) Seller under its Tenant Leases.

          (i)     No  Third  Party  Rights.   No Person (other than Purchaser by
                  ------------------------
     reason of this Agreement) has any contractual or other right of first refusal or any other right or option to acquire the Assets or any portion thereof.

          (j)     Bankruptcy  and Solvency Matters.   Seller has not changed its
                  --------------------------------
     name or suspended its business and has not had proceedings pending or threatened by or against it in bankruptcy or reorganization in any state or Federal court, resolved or otherwise agreed to file or actually has filed a case in bankruptcy or reorganization in any state or Federal court, admitted in writing its inability to pay its debts as they become due, or suffered the attachment or judicial seizure of all or substantially all of its assets or suffered the appointment of a receiver to take possession of all or substantially all of its assets.

               (i) Seller is not now insolvent and will not be rendered insolvent by any of the transactions contemplated hereunder. As used in this Section 5.1(j), "insolvent" shall have the meaning assigned to such term under applicable state laws.

               (ii) Immediately after giving effect to the consummation of the transactions contemplated hereunder: (A) Seller will be able to pay its liabilities as they become due in the ordinary course of its business; (B) Seller will not have unreasonably small capital with which to conduct its present or proposed business; (C) Seller will have assets (calculated at fair market value) that exceed its retained liabilities; and (D) taking into account all pending and threatened litigation, final judgments against Seller in actions for money damages are not reasonably anticipated to be rendered at a time when, or in amounts such that, Seller will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum probable amount of such judgments in any such actions and the earliest potential times at which such judgments might be rendered) as well as all other obligations of Seller.

          (k)     Real  Estate  Matters.   There  are  no easements, servitudes,
                  ---------------------
     rights of use, leases, subleases, licenses, concessions, or other agreements, written or oral, granting to any party or parties the right to use, occupy, encumber or otherwise affect any portion of any of the Properties, except pursuant to the Ground Leases, Tenant Leases, Easements and Seller Contracts. There are no parties (other than Seller) in possession of the Assets, except Tenants under Tenant Leases, and ground lessors, servient tenant holders and licensors under the Ground Leases.

          (l)     Broker or Finder.   Seller has not entered into any agreement,
                  ----------------
     commitment or obligation with regard to any brokerage commission or finder's fee which would be payable by Seller arising out of the execution, delivery or performance of this Agreement or the transactions contemplated hereby, except for Media Capital Advisors, Inc.

          (m)     Litigation.   There  is  no  pending or to Seller's Knowledge,
                  ----------
     threatened claim, dispute, suit, grievance, arbitration, action, proceeding (including any condemnation proceeding) or governmental investigation against Seller that affects any of the Assets or Seller's ability to consummate the transactions contemplated by this Agreement, and Seller has not received notice of any of the foregoing. There is no outstanding or unsatisfied award, judgment, order or decree to which Seller is a Party or which involves the Assets.

          (n)     Seller  Contracts.   Schedule  5.1(n)  sets  forth  a  true,
                  -----------------
     complete and correct list of all Seller Contracts (whether oral or written) of which true, correct and complete copies (or written descriptions of any such oral Seller Contracts) have been furnished to Purchaser and its representatives. Except as set forth on Schedule 5.1(n): (i) each Seller Contract is in full force and effect, has not been modified or amended, and no action to revoke, cancel, renegotiate or adversely affect in any manner any Seller Contract has been initiated or threatened, and Seller is in material compliance therewith; (ii) Seller has performed its obligations under each Seller Contract and has not received any written notice from or given any written notice to the other party that Seller or the other party, as the case may be, is in default under any Seller Contract; (iii) neither Seller, nor any other party thereto, is in default thereunder, nor has any event occurred that with notice or the lapse of time would constitute a default thereunder; and (iv) all amounts required to be paid by Seller under Seller Contracts have been paid to date.

          (o)     Tenant  Leases.   Schedule  5.1(o) sets forth a true, complete
                  --------------
     and correct list and description of certain key terms of all Tenant Leases (whether oral or written) true, complete and correct copies (or written descriptions of any such oral Tenant Leases) of which have been made available to Purchaser and its representatives. Each such Tenant Lease is in full force and effect, has not been modified or amended, is not the subject of any dispute with respect to computation or payment of fees, and no action to revoke, cancel, renegotiate or adversely affect in any manner any such Tenant Lease has been initiated or threatened, and Seller is in compliance therewith. Seller has performed its obligations under the Tenant Leases and has not received any written or oral notice from or given any written or oral notice to any Tenant that Seller or the Tenant, as the case may be, is in default under the Tenant Lease or that such Tenant is entitled to any rent reduction, refund, counterclaims or offset or to cancel or terminate or such Tenant desires to terminate the applicable
     Tenant  Lease  or  be  released  from any of its obligations under a Tenant
     Lease. There are no monetary or other defaults or any events that have occurred that with notice or the lapse of time would constitute a default by any Tenants or Seller under any such Tenant Leases. No rent under a Tenant Lease has been paid to Seller more than one (1) month in advance of its due date. Each such Tenant Lease requires payment of monthly rent of at least $2400.

          (p)     Taxes.
                  -----

               (i) Seller has duly and timely, or will so file when due, with the appropriate Governmental Authorities (or there have been or will be duly and timely filed on its behalf) all Tax Returns required to be filed by it with respect to the Assets, and all such Tax Returns are true, correct and complete in all material respects and were prepared in accordance with applicable Governmental Law, and all Taxes with respect to the Assets due and payable, whether or not, shown as due on such Tax Returns, have been or will be timely paid or are being contested in good faith by appropriate proceedings;

               (ii) there are no Tax Liens (other than Liens for Taxes not yet due and payable) on any of the Assets that will not be paid and discharged prior to Closing, or, to the Knowledge of the Seller, any Lien, action, suit, proceeding, investigation, audit, examination or assessment with regard to any Taxes that relate to the Assets, or for which Purchaser could be liable, or which could result in a Lien on any of the Assets;

               (iii) there are no waivers or extensions of the statute of limitations by Seller for the assessment or collection of Taxes of Seller with respect to Taxes which could result in an encumbrance upon the Assets;

               (iv) the consummation of the transactions contemplated by this Agreement will not trigger any excess parachute payments under
          Section 280(G) of the Code for which Purchaser could have any liability or obligation; and

               (v)  Seller  is  not  a  "foreign  person"  within the meaning of
          Section 1445(f)(3) of the Code or Treasury Regulation Section 1.1445-2(b)(2)(i).

          (q)     Environmental  Laws.   Except as set forth on Schedule 5.1(q),
                  -------------------
     (A) no operations or activities conducted on the Properties by the Seller or, to the Seller's Knowledge, those of any other third party are, or have been, in material violation of or delinquent under any Environmental Laws;
     (B) Seller has not received any written notice and has no Knowledge of any violation of or delinquency related to the Properties or arising out of such operations with respect to any Environmental Laws; (C) there is no consent decree, consent order, or similar document relating to any violations of any Environmental Law in force to which Seller is a Party relating to any of the Property; and (D) there are no circumstances or conditions existing that would prevent or interfere with carrying on Seller's business as it is currently conducted in compliance with Environmental Laws.

          (r)     Utilities.   Each  of  the  Properties  has  electricity  and
                  ---------
     telephone and other utilities that (i) adequately service the Assets, (ii) enter each Asset through lands as to which valid public or private easements exist that will inure to the benefit of Purchaser and such Asset and (iii) for which the cost of installation of such utilities has been fully paid. To the extent due and payable, all amounts owed in respect of current operating utility services have been paid or will be fully paid prior to the Closing.

          (s)     Consents.   Schedule  5.1(s)  contains  a  true,  complete and
                  --------
     correct list of all Necessary Consents. Except for the Necessary Consents, the execution, delivery and performance of this Agreement by Seller does not require any consent that has not been made, given or otherwise accomplished.

          (t)     Improvements.   Schedule  5.1(t)  sets  forth a true, correct,
                  ------------
     and complete list of all Improvements at each of the Properties (including a list and description of the height and type of each Tower), and: (i) there are no structural or latent defects in such Improvements; (ii) all Improvements have been maintained in accordance with normal communications tower industry practice; (iii) the Improvements are in good working order, operating condition and repair, adequate for normal operations, and require no repair, replacement, de-vegetation, or rehabilitation (subject to normal wear and tear), other than ordinary course maintenance; and (iv) are suitable for the purposes for which they presently are used.

          (u)     Access.   Except  as  set  forth on Schedule 5.1(u)(i), Seller
                  ------
     has vehicular access to each of the Properties via public roads or private roads pursuant to an Easement or other valid legal right. Except as set forth on Schedule 5.1(u)(ii), to Seller's Knowledge, there is no threatened condemnation or eminent domain proceedings relating to or affecting such Property.

          (v)     Warranties/Guaranties.   To  the  extent  existing  and  in
                  ---------------------
     Seller's possession, Schedule 5.1(v) sets forth a true, correct and complete list of all contractors' or subcontractors' guaranties and warranties relating to the Assets, and all agreements, amendments, guaranties, side letters and other documents relating to such guaranties and warranties, copies of which have been made available to Purchaser, and there are no other such documents or agreements, whether written or oral.

          (w)     Conduct  of  Business.   Since  acquiring  or constructing the
                  ---------------------
     Assets related to a Property, Seller has owned and operated such Assets only in the ordinary course of business practices that are customary in the industry.

          (x)     Removal  Bonds.   Schedule 5.1(x) sets forth all removal bonds
                  --------------
     with  respect  to  any  and  all  of  the  Assets.

          (y)     Assets  Criteria.   Except as set forth in Schedule 5.1(y)(i),
                  ----------------
     no Person party to a Contract, or other agreement, document or instrument, or otherwise, or by operation of Governmental Law, has any reversionary interest in any of the Improvements or any of the Owned Properties.

               (i) None of the Ground Leases or Tenant Leases provides for the payment by Seller to a third party (including a landlord or Tenant) of any portion of revenues received by the Seller under any of the Tenant Leases.

               (ii) Except as set forth on Schedule 5.1(y)(ii), no landlord, easement grantor or licensor has the right to consent to any lessee's subleasing of space under any of the Ground Leases.

               (iii) No lessor, easement grantor or licensor under a Ground Lease will have a discretionary right to terminate the Ground Lease.

               (iv) No Person party to a Contract, or other agreement, document or instrument, or otherwise, or by operation of Governmental Law, has any reversionary interest in any of the Improvements or any of the Owned Properties,

          (z)     HSR  Matters.   The  Properties and the Towers located thereon
                  ------------
     (exclusive of common areas within such Properties) are rented, or held for rental to Persons which are not Affiliates of any Seller. For purposes of this Section 5.1(z) only, an Affiliate of another Person shall include any Person which is included within such other Person pursuant to the rules promulgated under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          (aa)     No  Employees.   Seller does not have, and has never had, any
                   -------------
     employees.

     Section  5.2     Survival.   Subject to the immediately following sentence,
                      --------
the representations and warranties of Seller contained in this Agreement and all liability for indemnification with respect to any breach of any such representations and warranties pursuant to the terms of this Agreement shall survive the Closing Date. From and after each Closing, Seller shall have liability for breach of any such representations and warranties for a period of eighteen (18) months following the Closing Date; provided, however, that Seller
                                                  --------  -------
shall remain liable until the expiration of the relevant statute of limitations period (including any applicable extensions thereof) for breaches of the representations and warranties contained in Sections 5.1(a), (b), (f), (l),
(p), and (q), and indefinitely for any intentional misrepresentation or fraud. Notwithstanding the foregoing, the representations and warranties that are the subject of any indemnity claim made within the required time period under this
Section 5.2 shall continue in effect insofar as they relate or allegedly relate to such claim, until any such claim is finally resolved.

                                   ARTICLE VI.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

     Section  6.1     Purchaser's  Representations  and  Warranties.   Purchaser
                      ---------------------------------------------
hereby represents and warrants to Seller and the Sole Member (i) on the Effective Date and (ii) on the Closing Date, as if made on each such date as follows:

          (a)     Organization  and  Qualification.   Purchaser is a corporation
                  --------------------------------
     duly organized, validly existing and in good standing under the laws of the State of Delaware. Purchaser has all requisite limited liability company power and authority to conduct its business as it is currently conducted.

          (b)     Authority;  Enforceability.   Purchaser  has  the absolute and
                  --------------------------
     unrestricted corporate right, power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents. The execution and delivery of, and performance of the obligations contained in, this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby by Purchaser have been duly authorized by all necessary and proper corporate action on the part of Purchaser. This Agreement and the other Transaction Documents when executed and delivered by Purchaser constitute the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with the terms hereof and thereof, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting generally the enforcement of creditors' rights and by general principles of equity.

          (c)     Litigation.   To Purchaser's knowledge, there is no pending or
                  ----------
     threatened claim, dispute, suit, grievance, arbitration, action, proceeding or governmental investigation against Purchaser that affects Purchaser's ability to consummate the transactions contemplated by this Agreement and Purchaser has not received any notice of the foregoing.

     Section  6.2     Survival.   Subject to the immediately following sentence,
                      --------
representations and warranties of Purchaser contained in this Agreement and all liability for indemnification with respect to any breach of any such representations and warranties pursuant to the terms of this Agreement will survive the Closing Date. From and after each Closing, Purchaser shall have liability for breach of any such representations and warranties for a period of one (1) year from the Closing Date; provided, however, that Purchaser shall remain liable until the expiration of the relevant statute of limitations period (including any applicable extension thereof) for breaches of the representations and warranties contained in Section 6.1 (a) and 6.1(b) and indefinitely for any intentional misrepresentation or fraud. Notwithstanding the foregoing, the representations and warranties that are the subject of any indemnity claim made within the required time period under this Section 6.2 shall continue in effect insofar as they relate or allegedly relate to such claim, until any such claim is finally resolved.

                                  ARTICLE VII.
                                    COVENANTS
                                    ---------

     Section  7.1     Covenants  of  Seller.   Seller  covenants and agrees with
                      ---------------------
Purchaser  as  follows:

          (a)     Operation  of  Assets.   From  the  Effective  Date  until the
                  ---------------------
     applicable Closing Date for the Assets, Seller (i) will operate, maintain, repair the access roads and compounds and replace the Assets in accordance with normal and customary industry business practices; (ii) will not enter into, cancel, modify, accelerate, terminate or grant any waiver under any contracts, arrangements, understandings or agreements that will affect any of the Assets, including any amendment, modification, termination, cancellation, acceleration or other alteration of any, or entering into any new, Ground Lease, Tenant Lease or Seller Contract without the prior written approval of Purchaser, which approval shall not be unreasonably withheld, (iii) shall take all actions to maintain and preserve all Contracts and timely make all payments and observe and perform all obligations to be paid, observed or performed by the Seller under the Contracts and shall not take any action that would materially increase the expenses under any of the Contracts; (iv) shall promptly notify Purchaser of any receipt of delivery of any notice (including any notice of default) under the Contracts and will promptly cure such default to the extent that such default is curable; and (v) will not accept payments of fixed rents, additional rents or any other sums due and payable under the Tenant Leases applicable to such Assets that are tendered more than one (1) month in advance of the due dates thereof.

          (b)     Authorizations.   Seller  shall  execute  and  deliver  to
                  --------------
     Purchaser upon request therefor, all written consents and authorizations as may be necessary, in the reasonable opinion of Purchaser or its counsel, to make a search of the records of any federal, state, county or municipal or other governmental or quasi-governmental department, agency or authority having jurisdiction over the Assets in order to verify any provision, covenant, agreement, condition, warranty or representation made by Seller in this Agreement or any information relating thereto.

          (c)     Notice of Changes.   Seller shall notify Purchaser promptly of
                  -----------------
     any circumstance, event, condition, fact, occurrence or non-occurrence that make or could make Seller's representations and warranties to be untrue or results or could result in a breach thereof or in any failure to comply with or satisfy or be able to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement and will use its best efforts to cure such breach or default;
     provided, however, that any such notice will not affect any rights or remedies of Purchaser under this Agreement or relieve Seller of any liability or obligation under this Agreement due to the inaccuracy or breach of any such representation or warranty under this Agreement. In addition to the foregoing obligations, Seller shall promptly deliver to Purchaser notice of any circumstance, event, condition, fact, occurrence or non-occurrence that could materially and adversely affect the Assets, Seller's business or the consummation of the transactions contemplated under this Agreement. Seller shall promptly deliver to Purchaser a copy of any notice of, and, if the same may adversely affect Purchaser, the Assets or Seller's business, defend at Seller's expense, all actions, suits, claims or other proceedings affecting the Assets, or the use, ownership, lease, possession or occupancy thereof.

          (d)     Notice  of  Condemnation.   Seller  shall  promptly deliver to
                  ------------------------
     Purchaser a copy of any notice of any actual or threatened condemnation of any Property or any portion thereof.

          (e)     Permits.   Seller shall maintain all Permits in full force and
                  -------
     effect and promptly deliver notice to Purchaser of any intention of Seller to seek any new Permit or any notice of violation or non-compliance under any Permit and shall use its best efforts to cure such violation or non-compliance.

          (f)     Cooperation  Regarding  Due  Diligence.   Seller  and  its
                  --------------------------------------
     Affiliates shall be, and Seller's Affiliates shall cause their personnel to be, reasonably available to Purchaser at all reasonable times, and cooperate in all reasonable respects with Purchaser in connection with its due diligence investigation of the Assets pursuant to Article IV hereof and its review and verification of financial information relating thereto and its development of projections with respect thereto.

          (g)     Insurance  Coverage.   Subject  to  Sellers' right to renew or
                  -------------------
     replace on terms acceptable to Seller, insurance policies whose terms expire during the term of this Agreement, Seller shall maintain in full force and effect all insurance policies currently in effect with respect to the Assets and promptly deliver to Purchaser copies of any work orders or requirements of any company insuring the Assets against casualty loss.

          (h)     Violation of Law.   Seller shall promptly deliver to Purchaser
                  ----------------
     copies of any notice of violation of, or non-compliance with, any Governmental Law relating to the Assets, Seller's business and any notice of violation of any site plan approvals, zoning or subdivision regulations or urban redevelopment plans applicable to any Asset and shall use its best efforts to cure such violation or non-compliance.

          (i)     Maintenance  of  Property.   Seller  shall not remove from any
                  -------------------------
     Property any article of personal property except as may be necessary for repairs, or the discarding of worn out or useless items, provided, however, that any article removed for repairs shall be returned to such Property promptly upon its repair and shall remain a part of the Assets whether or not such article shall be located on such Property at the time of the Closing, and any article so discarded shall be replaced with a new article of similar quality and utility prior to the Closing.

          (j)     No  Liens.   Seller  shall  not make, grant or suffer to exist
                  ---------
     any Liens, other than Permitted Liens, with respect to any of the Assets or any portion thereof that will not be discharged at or prior to the Closing, without the prior written consent of Purchaser in each instance, and shall cause the condition set forth in Section 8.1(f) to be satisfied.

          (k)     No  Renovations.   Seller  shall not undertake or commence any
                  ---------------
     material renovations or alterations to the Assets, except those necessary to comply with any of the provisions of this Agreement, without the prior written consent of Purchaser in each instance.

          (l)     Security  Deposits.   Seller  shall  not  apply  any  of  the
                  ------------------
     Security Deposits under the Tenant Leases, whether to a default of a Tenant or otherwise, without the prior written consent of Purchaser.

          (m)     Consents;  Nondisturbance  Agreements.   Seller  shall  use
                  -------------------------------------
     commercially reasonable efforts to obtain all Necessary Consents prior to the Closing as soon as possible after the Effective Date; provided, however, that Seller shall not be in breach of this Agreement with respect to any nondisturbance agreement, which cannot be obtained after using commercially reasonable efforts to do so.

          (n)     Exclusive  Dealing.   Seller  will not, and will cause each of
                  ------------------
     its subsidiaries, Affiliates, directors, officers, members, employees, agents and representatives (including investment bankers, attorneys and accountants) not to, take any action to, directly or indirectly, solicit, encourage or initiate proposals, inquiries or offers from, solicit, encourage, initiate or participate or engage in inquiries, discussions or negotiations with, or provide any information to, any Person (other than Purchaser or its representatives or Governmental Authorities with respect to the transactions contemplated by this

     Agreement), concerning any of the Assets or any sale of assets or similar transactions involving any of the Assets or otherwise facilitate in any other manner any effort or attempt by any Person to do or seek to do any of the foregoing. Seller will immediately notify Purchaser if, at any time prior to the Closing Date, any proposal, offer, inquiry or contact with respect to any of the foregoing is made and shall provide copies of any written communications and summaries of any verbal communications received in connection therewith.

          (o)     Marketing.   Seller  shall  continue  to  market the Towers in
                  ---------
     accordance  with  Seller's  normal  and  customary  business  practices.

     Section  7.2     Other  Covenants.
                      ----------------

          (a)     HSR  Filing.   If  either Party or its counsel determines that
                  -----------
     the Parties are required to file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") in connection with this Agreement, the Parties shall cooperate in making sure filing is effected. Purchaser and Seller shall each pay one half of any filing fees required in connection therewith.

          (b)     Cooperation  and  Further Acts.   Each of Purchaser and Seller
                  ------------------------------
     shall use commercially reasonable efforts to: (i) take all actions and do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement, including the satisfaction of the conditions precedent applicable to each such Party set forth in Articles VIII and IX hereof; and (ii) cooperate with the other Party in connection with the other Party's obligations under this Agreement and keep the other Party informed in connection with this Agreement. If, at any time before, on or after the Closing Date, any further action by either Party is necessary to carry out the purposes of this Agreement, such Party shall take all such necessary action or use such Party's commercially reasonable efforts to cause such action to be taken, including the execution and delivery of all documents and instruments contemplated hereby.

          (c)     Access  to  Records.   Each  Party shall grant the other Party
                  -------------------
     reasonable access during normal business hours upon reasonable prior notice to its Books and Records covering the Assets for the purpose of the requesting Party's complying with any Governmental Laws relating to the period during which the other Party operated and/or owned the Assets including, without limitation, the filing of any Tax Returns. Any expenses incurred in furnishing such information or assistance or making such records available shall be borne by the Party requesting it.

          (d)     Confidentiality.   The   Parties   acknowledge   and   agree
                  ---------------
     that the Confidentiality Agreement, dated as of October 7, 2005, between Purchaser and Seller (the "Confidentiality Agreement") shall be deemed to apply to each of the Parties, this Agreement, the other Transaction
     Documents and the transactions contemplated hereby and thereby and the information provided, disclosed and/or prepared in connection with this Agreement and the other Transaction Documents shall be "Confidential Information" as defined in such Confidentiality Agreement.

          (e)     Tax  Cooperation.   Purchaser  and  Seller agree to furnish or
                  ----------------
     cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the business and Assets (including access to Books and Records) as is reasonably necessary for the filing of all Tax Returns, the making of any election related to Taxes, the preparation for any audit by any Taxing authority, and the prosecution or defense of any claims, suit or proceeding relating to any Tax. Any expenses incurred in furnishing such information or assistance shall be borne by the Party requesting it.

                                  ARTICLE VIII.
                 CONDITIONS PRECEDENT TO PURCHASER'S PERFORMANCE
                 -----------------------------------------------

     Section  8.1     Purchaser's Conditions Precedent.   Purchaser's obligation
                      --------------------------------
to consummate the Closing is expressly contingent upon the satisfaction or fulfillment of all of the following terms and conditions unless such conditions are waived in writing by Purchaser; provided, however, that no waiver by Purchaser of any condition contained in this Section 8.1 shall operate as a waiver of any rights of Purchaser hereunder or otherwise:

          (a)     Accuracy  of  Certain Representations and Warranties.   At the
                  ----------------------------------------------------
     Closing, each representation and warranty of Seller and the Sole Member shall be true and correct in all material respects as of the Closing Date, as if made on the Closing Date, except that the representations and warranties of Seller and the Sole Member that are qualified by materiality shall be true and correct in all respects as of the Closing Date, as if made on the Closing Date.

          (b)     Execution  and  Delivery  of  Documents.   Seller  shall  have
                  ---------------------------------------
     executed  and  delivered  to Purchaser the documents and items specified in
     Section  3.2.

          (c)     Performance.   Seller shall have performed and complied in all
                  -----------
     respects with all covenants, conditions and obligations of this Agreement to be performed or complied with by Seller on or before the Closing Date.

          (d)     Absence  of  Litigation.   There  shall not exist or have been
                  -----------------------
     instituted and pending any action (i) which could reasonably be expected to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated by this Agreement, or (ii) which could reasonably be expected to result in material damages in connection with the transactions contemplated by this Agreement,

          (e)     Material  Change.   No  Material  Adverse  Change  shall  have
                  ----------------
     occurred  between  the  Effective  Date  and  the  Closing  Date.

          (f)     Release  of  Seller  Indebtedness.   Seller  shall at its sole
                  ---------------------------------
     cost and expense have, or shall have caused to be paid off and released of record from (or delivered into escrow at a Closing), any mortgages, deeds of trust, deeds to secure debt or similar security instruments created by Seller that encumber Seller's title to the Assets to be transferred at the Closing and secure indebtedness for money borrowed by Seller or any Affiliate (including, without limitation, the filing of UCC-3s). Seller shall provide confirmatory evidence of such discharge of or prior to the Closing.

          (g)     Necessary Consents.   Seller shall have received the Necessary
                  ------------------
     Consents.

          (h)     HSR  Approval.   If  required  under  applicable  Governmental
                  -------------
     Laws, all filings required under the HSR Act shall have been made and the applicable waiting period shall have expired or been earlier terminated without the receipt of any objection or the commencement or threat of any litigation by a Governmental Authority of competent jurisdiction to restrain the consummation of the transactions contemplated by this Agreement.

          (i)     Waiver.   Any  and  all  preemptive  rights,  first refusal or
                  ------
     other rights with respect to Seller triggered by the consummation of the transactions contemplated hereunder shall have been waived.

          (j)     Financing.   Purchaser  shall  have  obtained  third  party
                  ---------
     financing, on commercially reasonable terms, sufficient to pay the Purchase Price and consummate the transactions contemplated hereunder.

                                   ARTICLE IX.
                  CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE
                  --------------------------------------------

     Section  9.1     Seller's  Conditions  Precedent.   Seller's  obligation to
                      -------------------------------
consummate a Closing is expressly contingent upon the satisfaction or fulfillment of the following terms and conditions unless such conditions are waived in writing by Seller; provided, however, that no waiver by Seller of any condition contained in this Section 9.1 shall operate as a waiver of any rights of Seller hereunder or otherwise:

          (a)     Accuracy  of  Covenants,  Representations and Warranties.   At
                  --------------------------------------------------------
     the Closing, each representation and warranty of the Purchaser shall be true and correct in all material respects as of the Closing Date, as if made on the Closing Date, except that the representations and warranties of Purchaser that are qualified by materiality shall be true and correct in all respects as of the Closing Date, as if made on the Closing Date.

          (b)     Execution  and  Delivery  of Documents.   Purchaser shall have
                  --------------------------------------
     executed  and  delivered  to  Seller  the  documents and items specified in
     Section  3.3.

          (c)     Performance.   Purchaser  shall have performed and complied in
                  -----------
     all respects with all covenants, conditions and obligations of this Agreement to be performed or complied with by Purchaser on or before the Closing Date,

          (d)     Absence  of  Litigation.   There  shall not exist or have been
                  -----------------------
     instituted and pending any action (i) which could reasonably be expected to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated by this Agreement, or (ii) which could reasonably be expected to result in material damages in connection with the transactions contemplated by this Agreement.

          (e)     HSR  Approval.   If  required  under  applicable  Governmental
                  -------------
     Laws, all filings required under the HSR Act shall have been made and the applicable waiting period shall have expired or been earlier terminated without the receipt of any objection or the commencement or threat of any litigation by a Governmental Authority of competent jurisdiction to restrain the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE X.
                          INDEMNIFICATION; RISK OF LOSS
                          -----------------------------

     Section  10.1     Indemnification  by  Seller.   Seller and the Sole Member
                       ---------------------------
shall indemnify Purchaser, its Affiliates, directors, officers, agents and employees (each, a "Purchaser Indemnitee") and hold each of them harmless from any and all losses, liabilities, claims, Taxes, suits, proceedings, demands, judgments, damages, expenses and costs, including counsel fees and disbursements, expert fees and costs and expenses incurred in the investigation, defense or settlement of any of the foregoing (collectively, the "Indemnifiable Damages"), as incurred, which such Purchaser Indemnitee may suffer or incur by reason of, arising from or in connection with (i) the inaccuracy or breach of any representation or warranty of Seller or the Sole Member contained in this Agreement or any other Transaction Document; (ii) the breach by Seller of any covenant made by it in this Agreement or in any of the other Transaction Documents; (iii) the ownership, lease, operation, use or transfer of the Assets or the business thereof prior to the Closing Date; (iv) any Taxes of or attributable to Seller (and not subject to proration at a Closing as to which Purchaser shall have responsibility); (v) the Excluded Assets; (vi) any acts or omissions of Seller or any of its agents, servants, contractors, representatives, managers, members, agents, or employees; and (vii) any Excluded Liabilities.

     Section  10.2     Indemnification by Purchaser.   Purchaser shall indemnify
                       ----------------------------
Seller and its Affiliates, managers, members, agents and employees (each a "Seller Indemnitee") against and hold each of them harmless from any and all Indemnifiable Damages, as incurred, which any such Seller Indemnitee may suffer or incur by reason of, arising from or in connection with (i) the inaccuracy or breach of any representation or warranty of Purchaser contained in this Agreement or any other Transaction Document; (ii) the breach by Purchaser of any covenant made by it in this Agreement or any of the other Transaction Documents;
(iii) the ownership, lease, operation or use of the Assets on or after the Closing Date; (iv) the failure of Purchaser to pay or perform any Assumed
Liability; and (v) any acts or omissions of Purchaser or any of its agents, servants, contractors, representatives, directors, officers, agents or employees; provided, however, that Purchaser shall have no liability hereunder or otherwise for any Indemnifiable Damages that relate to, or arise out of, any Excluded Assets or Excluded Liabilities.

     Section  10.3     Notice  and  Right  To  Defend  Third-Party  Claims.
                       ---------------------------------------------------

          (a) Upon receipt of written notice of any claim, demand or assessment or the commencement of any suit, action or proceeding in respect of which indemnity may be sought on account of an indemnity obligation contained in this Article X (which shall constitute the sole source of any indemnity obligation under this Agreement or any other

     Transaction Document), the Party seeking indemnification (the "Indemnitee") shall promptly, but in no event later than twenty (20) days prior to the date a response or answer thereto is due (unless a response or answer is due within fewer than twenty (20) days from the date of Indemnitee's receipt of notice thereof and in any event ten (10) days prior to the date such answer is due), inform the Party against whom indemnification is sought (the "Indemnitor") in writing thereof. The failure, refusal or neglect of such Indemnitee to notify the Indemnitor within the time period specified above of any such claim or action shall not relieve such Indemnitor from any liability which it may have to such Indemnitee in connection therewith, unless the effect of such failure, refusal or neglect is to prejudice materially the rights of the Indemnitor in defending against the claim or action. If any claim, demand or assessment shall be asserted or suit, action or proceeding commenced against an Indemnitee, and such Indemnitee shall have timely and properly notified the Indemnitor of the commencement thereof, Indemnitor shall have the right to assume the defense, conduct or settlement thereof at the expense of the Indemnitor, with counsel selected by Indemnitor, which shall be reasonably acceptable to Indemnitee. Should Indemnitor so elect to assume the defense of such a claim, the Indemnitor shall take all steps necessary in the defense or settlement thereof and shall at all times diligently and promptly pursue the resolution thereof.

          (b) The Indemnitee will, at the Indemnitor's expense, cooperate with the Indemnitor in connection with any such claim, make personnel, witnesses, books and records relevant to the claim available to the Indemnitor at Indemnitor's cost and grant such authorizations or powers of attorney to the agents, representatives and counsel of the Indemnitor as the Indemnitor may reasonably request in connection with the defense or settlement of any such claim.

          (c) Notwithstanding the foregoing in this Article X, Indemnitee shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be its fees and expenses. The Indemnitor shall be liable for the fees and expenses of counsel employed by the Indemnitee for any period during which the Indemnitor has failed to assume the defense therefor or if it does not expressly elect to assume the defense thereof (including acknowledging its indemnification obligation as aforesaid).

          (d) If the Indemnitor assumes the defense of any such claim, the Indemnitor will promptly supply to the Indemnitee copies of all correspondence and documents relating to or in connection with such claim and keep the Indemnitee fully informed of all developments relating to or in connection with such claim (including, without limitation, providing to the Indemnitee on request updates and summaries as to the status thereof). Without the Indemnitee's prior written consent, the Indemnitor shall not consent to any settlement, compromise or discharge (including the consent to entry of any judgment), and the Indemnitee may refuse to agree to any such settlement, compromise or discharge (x) that provides for injunctive or other nonmonetary relief affecting the Indemnitee or (y) that, in the reasonable opinion of the Indemnitee would otherwise materially adversely affect the Indemnitee. If the Indemnitor does not assume the defense of any claim or proceeding resulting therefrom in accordance with the terms of this Article X, the Indemnitee may defend against such claim or proceeding in such manner as it may deem appropriate including settling such claim or proceeding after giving notice of the same to the Indemnitor, on such terms as the Indemnitee may deem appropriate.

     Section  10.4     Limitation on Indemnification.   Subject to the terms and
                       -----------------------------
conditions set forth in this paragraph 10.4, the liability hereunder of Seller, on the one hand, or Purchaser, on the other hand, shall not exceed an amount equal to the Purchase Price (the "Cap"), provided that from and after the Closing neither party shall be liable for any Indemnifiable Damages of the other party unless and until the total Indemnifiable Damages of the other party exceed Fifty Thousand ($50,000) Dollars (the "Basket") in which case the Indemnitor shall be liable only for all Indemnifiable Damages in excess of the Basket but only up to the Cap. For purposes of calculating any Basket, the dollar value of any breaches of any representation or warranty shall be calculated without reference to any materiality qualifier set forth in such representation or warranty. Notwithstanding the foregoing, the following claims ("Unlimited Claims") shall not be subject to the Basket and, except as expressly provided, shall not be subject to the Cap: (a) (i) Purchaser's indemnification obligations for Indemnifiable Damages resulting from any Assumed Liability or (ii) Purchaser's liability for any intentional misrepresentation or fraud, or (b) (i) Sellers' indemnification obligations with respect to the Excluded Assets and the Excluded Liabilities, (ii) Seller's and the Sole Member's indemnification obligations for Indemnifiable Damages resulting from any breach of any representation or warranty contained in Sections 5.1(a), (b), (f), (l), (o), (p) and (q); provided, that, Sections 5.1(f), (l), (p) and (q) shall be subject to the Cap; or (iii) Seller's and the Sole Member's liability for any intentional misrepresentation or fraud. For the avoidance of doubt, Seller's, the Sole Member's or Purchaser's liability for any Unlimited Claims shall not be applied toward any amount in connection with claims subject to the Cap.

                                   ARTICLE XI.
                              TERMINATION: DEFAULT
                              --------------------

     Section  11.1     Termination  Events.   This  Agreement  may be terminated
                       -------------------
upon  the  occurrence  of  any  of  the  following  events:

          (a) The Parties may terminate this Agreement by written mutual consent of both Parties in each Party's sole discretion at any time prior to the Closing Date.

          (b) Either Purchaser or Seller may terminate this Agreement upon written notice to the other Party if the Closing has not occurred on or before July 21, 2006 or such other date as the Parties may agree upon in writing; provided that the Party seeking to terminate this Agreement under this Section 11.1(b) has not breached or defaulted hereunder and has performed or stands ready, willing, and able to perform, its obligations under this Agreement.

          (c) Either Purchaser or Seller may terminate this Agreement upon written notice to the other Party if there shall be any Governmental Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited or if any court of competent jurisdiction or other Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement and such order, decree, ruling or other action shall not be subject to appeal or shall have become final and unappealable.

          (d) Purchaser may terminate this Agreement if Seller has failed to comply with any material term or condition of this Agreement and such failure (other than any failure to satisfy any condition set forth in Article VIII on the date such condition is required to be satisfied) is not cured within ten (10) Business Days of written notice of such breach, as long as Purchaser is not in breach of this Agreement at such time.

          (e) Seller may terminate this Agreement if Purchaser has failed to comply with any material term or condition of this Agreement and such failure (other than any failure to satisfy any condition set forth in Article IX on the date such condition is required to be satisfied) is not cured within ten (10) Business Days of written notice of such breach as long as Seller is not in breach of this Agreement at such time.

          (f) Purchaser or Seller may terminate this Agreement in the event of a Material Adverse Change.

     Section  11.2     Effect  of  Termination.
                       -----------------------

          (a) In the event of the termination of this Agreement pursuant to this Article XI, all obligations of the Parties hereunder shall terminate, except for the respective obligations of the Parties under Sections 3.2 and 3.3; provided, however, that no termination of this Agreement shall relieve a defaulting or breaching Party from any liability to the other Party or Parties hereto for or in respect of such default or breach or release any Party from any payment obligation that has arisen prior to the date of such termination.

          (b) Notwithstanding anything to the contrary contained in this Agreement, if Seller defaults hereunder for any reason, Purchaser shall have the right to seek to obtain specific performance of Seller's obligations hereunder, and if Purchaser prevails thereunder, Seller shall reimburse Purchaser for all reasonable legal fees, court costs and all other reasonable costs of such action.

                                  ARTICLE XII.
                                  MISCELLANEOUS
                                  -------------

     Section  12.1     Casualty  and  Condemnation.
                       ---------------------------

          (a)     Casualty.   Seller  assumes  all risk and liability, damage to
                  --------
     or injury occurring to each Asset by fire, storm, explosion, earthquake, windstorm, flood, act of God, war, terrorism, seizure, accident or any other casualty or cause until the Closings have been consummated, other than material damage caused by Purchaser's due diligence investigation. If any Asset suffers any such damage or casualty prior to the Closing, Purchaser may elect to either (i) terminate this Agreement as to that particular Asset, deem such Asset to be an Excluded Asset and receive a reduction in the Purchase Price, (ii) cause the Seller to restore such Asset to its condition prior to such damage or (iii) to obligate Seller to assign any insurance proceeds it is entitled to as a result of such damage or casualty to Purchaser.

          (b)     Condemnation.   If,  prior to the Closing, action is initiated
                  ------------
     or threatened to take a part of any Asset by eminent domain proceeding, Purchaser may (i) terminate this Agreement as to any such Assets related to such Asset, deem such Asset to be an Excluded Asset and receive a reduction in the Purchase Price or (ii) remain obligated to purchase such Asset and be entitled to receive any and all amounts of any judgments awarded in connection with any such taking.

     Section 12.2     Notices.   All notices, demands or other communications to
                      -------
be given or delivered under or by reason of the provisions of this Agreement shall be in writing and may be delivered personally to the recipient, or sent by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Any notice so delivered personally be deemed to be received on the date of delivery; any notice so sent by overnight courier shall be deemed to be received one (1) Business Day after the date sent and any notice so mailed shall be deemed to be received on the date stamped on the receipt (rejection or other refusal to accept or inability to deliver because of a change of address of which no notice was given shall be deemed to be receipt of notice). Such notices, demands and other communications shall be sent to each of the Parties hereto at the addresses indicated below:

     To Purchaser:

          Ayin Holding Company Inc.
          17314 SH 249
          Suite 230
          Houston, Texas 77064
          Attention:  Jimmy Taylor, President

     with copies to (which shall not constitute notice to the Purchaser):

          Paul, Hastings, Janofsky & Walker LLP
          600 Peachtree Street, N.E.
          Suite 2400
          Atlanta, GA 30308-2222
          Attention:    Wayne Bradley
          Facsimile:    404-815-2424

          Charys Holding Company, Inc.
          1117 Perimeter Center West, Suite N415
          Atlanta, Georgia 30338
          Attention:  Billy V. Ray, Jr., Chief Executive Officer

     To Seller:

          The Tower Company of Louisiana, LLC
          1704 Justin Road
          Metairie, LA 70001

     with a copy to (which shall not constitute notice to the Seller or the Sole Member):

          Oscar W Boswell II
          Attorney at Law
          100 East Vermilion, Suite 310 (zip 70501)
          PO Box 3207
          Lafayette, LA 70502
          Facsimile:  (337) 237-8556

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     Section  12.3     Entire  Agreement.   The  Confidentiality Agreement, this
                       -----------------
Agreement and the other Transaction Documents and its schedules and exhibits attached hereto and thereto embody the entire agreement between the Parties with respect to the subject matter hereof and thereof and there are no oral or written agreements with respect thereto which are not expressly set forth herein or therein. This Agreement may be amended only by a written instrument executed by the Party or Parties to be bound thereby.

     Section  12.4     Headings.   The  captions  and  headings  used  in  this
                       --------
Agreement are for convenience only, and do not in any way limit, amplify or otherwise modify the provisions of this Agreement.

     Section  12.5     Governing  Law.   The  law  of the State of Georgia shall
                       --------------
govern all issues all issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto, without giving effect to any conflict of law rules or provisions thereof.

     Section  12.6     Successors  and  Assigns.   Except as otherwise expressly
                       ------------------------
provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. No other Person will have any right or obligation hereunder.

     Section  12.7     Assignment.   Neither Seller nor Purchaser may assign its
                       ----------
rights under this Agreement without the express written consent of the other Party.

     Section  12.8     Severability.   Whenever possible, each provision of this
                       ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     Section  12.9     Public Announcements.   Each Party shall consult with the
                       --------------------
other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement without the prior written approval of the other. Notwithstanding the foregoing, the Parties acknowledge and agree that they may, without each other's prior consent, issue such press releases or make such public statements as may be required by applicable Governmental Law, in which case the issuing Party shall consult with the other Party and use all commercially reasonable efforts to agree upon the nature, content and form of such press release or public statement. No such announcement shall indicate that Purchaser has acquired substantially all of the business or assets of the Seller and/or its Affiliates.

     Section  12.10     Counterparts.   This  Agreement  may  be  executed
                        ------------
simultaneously in two or more counterparts, by fax or original signature, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     Section  12.11     Expenses.   Except  as  set  forth  elsewhere  in  this
                        --------
Agreement, Seller and Purchaser shall each bear their own costs and expenses incurred in connection with the negotiation, preparation or execution of this Agreement (including, but not limited to, fees and expenses of attorneys, accountants, brokers, consultants, finders and investment bankers), whether or not any Closing occurs.

     Section  12.12     Dispute  Resolution.   Each  of  the  parties  hereto
                        -------------------
irrevocably agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby, or for recognition and enforcement of any judgment in respect hereof, brought by the other party hereto or its successors or assigns may be brought and determined in the federal courts sitting in the State of Georgia, and each party hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. Each party hereto hereby irrevocably waives, and agrees not to assert, by way of a motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

     Section  12.13     Enforcement.   In  the  event  that  it is necessary for
                        -----------
Seller or Purchaser to incur any costs and expenses; (a) in the enforcement of any of the terms and provisions of this Agreement or other Transaction Document in arbitration or a court of law or equity; (b) in the defense of any attempted enforcement of any of the terms and provisions of this Agreement or other Transaction Document in arbitration or a court of law or equity; (c) in an action for damages in an arbitration or a court of law; or (d) in an effort to protect the rights of the solvent Party in an insolvency, bankruptcy, or receivership proceeding, in any such case the non-prevailing Party shall pay to the prevailing Party any and all costs and expenses incurred including, but not limited to, reasonable attorneys' fees and costs.

     Section  12.14     Prior  Investigation; Disclosure.   All representations,
                        --------------------------------
warranties, covenants agreements made by Seller, the Sole Member, or Purchaser, respectively, in this Agreement or in certificates, statements or other documents delivered pursuant to this Agreement, including the Transaction Documents, shall be unaffected by any investigation made by or on behalf of Seller, the Sole Member, or Purchaser, respectively, or knowledge of Seller, the Sole Member, or Purchaser, respectively, obtained as a result thereof or otherwise. Disclosure of any item in any section of or on any schedule to this Agreement shall not constitute disclosure of such item in any other section of or on any other schedule to this Agreement, whether or not the existence of the item or its contents should be or is relevant to any other section of or schedule to this Agreement.

     Section  12.15     Interpretation.   Where the context requires, the use of
                        --------------
a pronoun of one gender or the neuter is to be deemed to include a pronoun of the appropriate gender. References herein to any Governmental Law shall be deemed to refer to such Governmental Law, as amended from time to time, and all rules and regulations promulgated thereunder. The use of the word "including" shall mean "including without limitation."

     Section  12.16     No  Strict  Construction.   The  Parties  hereto  have
                        ------------------------
participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

     Section  12.17     Relationship  of  Parties.   Notwithstanding  any  other
                        -------------------------
provision of this Agreement or any of the other Transaction Documents or obligations that may derive from them, nothing in this Agreement or the Transaction Documents shall be construed to make the Parties partners, agents, or joint venturers. Except as expressly provided for in this Agreement and the Instruments of Transfer, neither Party shall be liable for any of the debts or obligations of the other Party.

                          [NEXT PAGE IS SIGNATURE PAGE]

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the year and day first above mentioned.

                                             PURCHASER:

                                             AYIN HOLDING COMPANY INC.


                                             By:
                                                --------------------------------
                                                  Name:
                                                  Title:


                                             SELLER:


                                             THE TOWER COMPANY OF LOUISIANA, LLC



                                             By:
                                                --------------------------------
                                                  Name:
                                                  Title:



                                             SOLE MEMBER OF SELLER:

                                             BOIHEM INVESTMENT COMPANY, LLC


                                             By:
                                                --------------------------------
                                                  Name:  Lester L. Boihem
                                                  Title: Manager and Member

                                             By:
                                                --------------------------------
                                                  Diane Dauterive Boihem
                                                  Manager and Member

                     TOWER ASSET EXCLUSIVE OPTION AGREEMENT
                     --------------------------------------

     This Tower Asset Exclusive Option Agreement (the "Agreement") is made as of
                                                       ---------
this  20th day of June, 2006 (the "Effective Date"), by and between AYIN HOLDING
                                   --------------
COMPANY INC., a Delaware corporation (the "Purchaser"), and THE TOWER COMPANY OF
                                           ---------
LOUISIANA,  LLC,  a  Louisiana  limited  liability  company  (the  "Seller").
                                                                    ------

     WHEREAS, Seller is engaged in the business of owning and operating wireless communications towers and co-locating tenants on those towers; and

     WHEREAS, Seller is currently a party to, and from time to time following the Effective Date may become a party to, build-to-suit contracts pursuant to which Seller or an Affiliate shall construct Towers and related systems, and enter into Contracts for the operation of Towers, on behalf of potential future Tenants; and

     WHEREAS, in connection with the transactions contemplated by that certain Tower Asset Purchase Agreement, dated of even date herewith, by and among Purchaser, Seller and the shareholders of Seller that are signatories thereto (the "Tower Asset Purchase Agreement"),Seller desires to grant to Purchaser, and
      ------------------------------
Purchaser desires to receive from Seller, the exclusive option to purchase Towers constructed by Seller or any Affiliate from time to time during the period beginning on the Effective Date and ending on the thirty six (36) month anniversary of the Effective Date (the "Option Term") and other assets and
                                              -----------
Contracts pertaining to such Towers constructed, purchased or entered into by Seller or any Affiliate from time to time during the Option Term, as more particularly set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants, provisions, representations and warranties contained herein, Purchaser and Seller agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS
                                  -----------

     Section 1.1     Definitions. As used in this Agreement, the following terms
                     -----------
shall  have  the  following  meanings:

     "Affiliate"  shall  mean,  with  respect  to  a  Party,  any  other  Person
      ---------
controlling, controlled by, or under common control with, such Party, for only so long as such control exists. For these purposes, "control" shall refer to:
(i) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or (ii) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person.

     "Business  Day"  shall mean any day other than Saturday, Sunday or a day on
      -------------
which banking institutions in Atlanta, Georgia are required or authorized to be closed.

     "Communications  Equipment"  shall  mean equipment used in a communications
      -------------------------
system located on any Properties or Improvements owned by any Person including, wireless communications antennas, coaxial cables, wireless communications equipment boxes, wireless communications transmission equipment, electronic equipment and microwave dishes installed, and any other real or personal property but expressly excluding any shelters on the Properties in which any of the foregoing may be located or stored.

     "Contracts"  shall  mean  collectively  the  Ground  Leases, Tenant Leases,
      ---------
Seller  Contracts,  and  Easements.

     "Easements"  shall  mean  all  of Seller's right, title and interest in all
      ---------
servitudes, easements, licenses and agreements belonging to or in any way appertaining to the Properties, Towers and/or Improvements, and all amendments, modifications, supplements, assignments, guaranties, side letters and other documents related thereto whether entered into prior to, on or after the Effective Date, including, without limitation, all easements, licenses and agreements providing access to the Properties, Towers, and/or Improvements from public streets, roads and ways, all easements, licenses and agreements for location, maintenance, repair and replacement of and for cables, utilities, utility lines, wires and anchors and all easements, licenses and agreements for parking.

     "Ground  Lease"  or  "Ground  Leases"  shall  mean  individually,  and
      -------------        --------------
collectively, (a) each lease between a third party landlord, as lessor, and Seller or any Affiliate, as lessee, granting to Seller or any Affiliate a leasehold estate in and to a Leasehold Property, together with all amendments, modifications, supplements, assignments, guaranties, side letters and other documents related thereto, (b) each easement agreement (other than easements appurtenant) between a third party, as grantor, and Seller or any Affiliate, as grantee, granting to Seller or any Affiliate an easement in and to a Leasehold Property, together with all amendments, modifications, supplements, assignments, guaranties, side letters and other documents related thereto, and (c) any license between a third party as licensor and Seller or any Affiliate granting to Seller or any Affiliate a license in and to a Leasehold Property, together with all amendments, modifications, supplements, assignments, guaranties, side letters and other documents related thereto, in each case whether entered into prior to, on or after the Effective Date.

     "Improvements"  shall  mean  any and all improvements, fixtures, machinery,
      ------------
equipment (including all service entrance wiring, meter bank breakers, etc.), fencing, structures, signs, locks, and other tangible assets located on any of the Properties owned by Seller or any Affiliate, including the Towers, other than any Communications Equipment.

     "Leasehold  Property"  shall  mean,  individually and collectively, each of
      -------------------
those certain parcels of land in which Seller or any Affiliate is the holder of a valid leasehold estate, license, easement or servitude interest or other right to use such land under and pursuant to a Ground Lease applicable thereto, together with all rights, alleys, streets, strip gores, water privileges, appurtenances, advantages and easements belonging thereto or in any way appertaining thereto and all land lying in the bed of any street or highway, open or proposed, in front of or adjoining the land to the centerline thereof.

     "Parties" shall mean Purchaser and Seller, collectively.
      -------

     "Party" shall mean Purchaser or Seller, as the case may be.
      -----

     "Permits"  shall  mean  all  permits,  approvals,  registrations, licenses,
      -------
certifications, or authorizations required by any governmental authority in connection with the construction, ownership, maintenance, use or operation of the Tower Assets and all pending applications therefor or renewals thereof.

     "Person"  shall  mean  any  individual,  group,  corporation,  partnership,
      ------
limited  liability  company  or  other  organization  or  entity.

     "Property"  or "Properties" shall mean, individually and collectively, each
      --------       ----------
Leasehold  Property  and  each  Owned  Property.

     "Tenants"  shall  mean  broadband  or broadband equivalent lessees that are
      -------
parties  to  Tenant  Leases.

     "Tenant  Lease"  or  "Tenant  Leases"  shall  mean,  individually  and
      -------------        --------------
collectively, each lease, sublease, license, sublicense, master lease and other occupancy agreement for the use and occupancy or future use and occupancy of a Property and/or Improvements or any portion thereof, together with all amendments, modifications, supplements, assignments, guaranties, side letters and other documents related thereto, whether entered into prior to, on or after the Effective Date.

     "Tower"  shall mean any wireless communications tower located on a Property
      -----
and owned by Seller, including the following material elements: tower foundation, all supporting elements, bolts, tower structures (including tower steel), cabinets, shelters, fencing, pads and gates, signs, utility lines, telecommunication lines, conduits and meter boards, pads, anchors, caissons, lighting, lightening rods, Tower Lighting Systems, foundations, rock compounds and rock access roads, the tower and compound grounding systems and all other structures and improvements located on such Property.

     "Tower Asset" or "Tower Assets" shall mean, individually, and collectively,
      -----------      ------------
all of the Seller's or any Affiliate's right, title and interest in each of the Properties, together with all (a) Improvements thereon, (b) Easements thereto,
(c) Tower(s) thereon and all tangible personal property related to the design, operation and maintenance of the Tower(s), (d) Ground Leases with respect thereto, (e) Tenant Leases with respect thereto, (f) assignable Contracts related thereto, (g) Permits with respect thereto, (h) the lighting control system for the Tower (including the control module, light fixtures, all associated interconnection wiring and the external photocell) that is owned by Seller or any Affiliate and located thereon, and (i) each of the following to the extent it is directly related to any of the foregoing: (i) security deposits, claims, refunds, causes of action, rights of recovery, prepayments, rights of set off and rights of recoupment, (ii) insurance benefits arising or relating to any of the foregoing, (iii) reorders, variances, and similar rights obtained from any governmental authority, (iv) all receivables arising from and after the closing date of the purchase of any Tower Asset, and all currently existing and hereafter arising proceeds related to the foregoing, (v) all original books, files and records pertaining to any Tower Asset, (vi) assignable warranties and guarantees related to any Improvements, and (vii) all other assets related to or used in connection with the foregoing.

     "Transfer"  shall  mean  any sale, assignment, pledge, encumbrance or other
      --------
disposition.

                                   ARTICLE II.
                          EXCLUSIVE OPTION TO PURCHASE
                          ----------------------------

     Section  2.1     Grant  of  Option.  Seller  hereby  grants to Purchaser an
                      -----------------
exclusive option (the "Option") to Purchase from Seller all Tower Assets held or
                       ------
constructed by Seller or any Affiliate during the Option Term (including without limitation Tower Assets that are held or under construction by Seller or any Affiliate as of the Effective Date), in accordance with the provisions of this Agreement. Seller acknowledges and agrees that any and all Tower Assets held or hereinafter constructed by Seller or any Affiliate as of the Effective Date or during the Option Term shall be offered to Purchaser pursuant to Section 2.2 hereunder.

     Section 2.2     Offer of Tower Asset Groups.
                     ---------------------------

          (a) At such time during the term of this Agreement that Seller or any Affiliate has constructed and holds twenty five (25) individual Tower Assets, Seller shall deliver to Purchaser a notice (an "Offer Notice"
                                                                   ------------
     and the date of such notice being the "Offer Date") (i) identifying a group
                                            ----------
     (each  such  group  being  a  "Tower  Asset  Group")  of  twenty  five (25)
                                    -------------------
     individual Tower Assets held by Seller and any Affiliate on the Offer Date, which the President and Chief Executive Officer of Seller shall certify in such Offer Notice that the Contracts, Permits, and all other rights and restrictions pertaining to each Tower Asset are on terms and conditions substantially similar to the Contracts, Permits, and other rights and restrictions pertaining to the Tower Assets purchased pursuant to the Tower Asset Agreement, and (ii) provide for each individual Tower Asset included in such Tower Asset Group all of the original information set forth on Exhibit A (such information being the "Tower Documentation").
     ----------                                   --------------------

          (b) Not later than thirty (30) days following Purchaser's receipt of an Offer Notice and all Tower Documentation required to be provided for the Tower Asset Group identified on such Offer Notice, Purchaser shall notify Seller of Purchaser's exercise or non-exercise of its option to purchase some or all of the Tower Asset Group identified on such Offer Notice.

          (c) In the event that Purchaser declines to exercise its option to purchase any individual Tower Assets included in a particular Tower Asset Group, (i) Purchaser's option shall terminate with respect to such individual Tower Assets, (ii) the exclusivity provisions set forth in
     Article  III  shall terminate with respect to such individual Tower Assets,
     ------------
     and (iii) Seller shall not include such individual Tower Assets in any Tower Asset Group offered to Purchaser in any future Offer Notice. Notwithstanding the foregoing, Purchaser's refusal or failure to exercise its option to purchase any Tower Assets in a Tower Asset Group shall in no way effect, limit, or terminate Seller's obligation to deliver an Offer Notice on subsequent Offer Dates, or Purchaser's right to exercise its option to purchase Tower Assets identified on any subsequent Offer Notice.

          (d) In the event that Purchaser notifies Seller of its exercise of its option to purchase some or all Tower Assets included in a particular Tower Asset Group, Purchaser and Seller shall enter into an Option Purchase Agreement on the same terms and conditions as are set forth in the Tower Asset Purchase Agreement (each, an "Option
                                                              ------

     Purchase  Agreement") pursuant to which Purchaser shall purchase and assume
     -------------------
     from Seller, and Seller shall sell and transfer to Purchaser, the Tower Assets described on the application Offer Notice and accepted by Purchaser, for a per-Tower Asset purchase price as determined in accordance with Section 2.3, Seller shall be prepared to close the transactions contemplated by each Option Purchase Agreement not later than forty five
     (45) business days after Seller's receipt of Purchaser's notification of the exercise of its option in accordance with Section 2.2(b).

     Section 2.3     Per-Tower Asset Purchase Price.
                     ------------------------------

          (a) Subject to the terms and conditions of the applicable Option Purchase Agreement, the consideration to be paid for the sale, assignment, conveyance, transfer and delivery of Tower Assets identified on each Offer Notice shall be an amount (the "Per Tower Asset Purchase Price")
                                                ------------------------------
     equal to: (i) $325,000 per Tower Asset for each Tower Asset with a single Tenant; and (ii) an amount per Tower Asset with an additional Tenant on the Offer Date equal to $325,000 plus "X", where "X" equals an amount obtained by dividing the monthly revenue attributable to the additional Tenant lease by $1,800, and multiplying such quotient by $75,000.

          (b) The Per Tower Asset Purchase Price shall be subject to reasonable pro rata adjustments based on any percentage increases in Seller's costs of construction of the Tower Assets occurring following the Effective Date.

     Section  2.4     Right  to  Perform  Site  Acquisitions  and  Construction
                      ---------------------------------------------------------
Functions.  Regardless of whether Purchaser exercises its option to purchase any
---------
Tower Assets included in a particular Tower Asset Group, Purchaser and any of its direct or indirect affiliates shall have the right to perform all site acquisitions and construction functions necessary to bring all Tower Assets online, for any Tower Asset constructed by Seller or any Affiliate for a period of thirty-six (36) months following the Effective Date, at a price equal to or less than the price charged by Complete Tower Sources, Inc. and/or Mitchell Site Acq., Inc., as applicable, for such services on the Effective Date, subject to reasonable adjustments for any increases in the consumer price index.

                                  ARTICLE III.
                                  EXCLUSIVITY
                                  -----------

     During the Option Term, Seller shall not offer to any third party the right or option to purchase any Tower Asset unless and until such Tower Asset has (a) been included within a Tower Asset Group offered to Purchaser in accordance with the provisions of Section 2.2, and (b) Purchaser has rejected Seller's Option Notice with respect to such Tower Asset included in a Tower Asset Group.

                                  ARTICLE IV.
                                      TERM
                                      ----

     This Agreement shall become effective as of the Effective Date, and shall remain in effect during the Option Term.

                                   ARTICLE V.
                                 MISCELLANEOUS
                                 -------------

     Section 5.1     Notices. All notices, demands or other communications to be
                     -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and may be delivered personally to the recipient or sent by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Any notice so delivered personally shall be deemed to be received on the date of delivery; any notice so sent by overnight courier shall be deemed to be received one (1) Business Day after the date sent and any notice so mailed shall be deemed to be received on the date stamped on the receipt (rejection or other refusal to accept or inability to deliver because of a change of address of which no notice was given shall be deemed to be receipt of notice). Such notices, demands and other communications shall be sent to each of the Parties hereto at the addresses indicated below:

     To Purchaser:

          Ayin Holding Company Inc.
          17314SH249
          Suite 230
          Houston, Texas 77064
          Attention: Jimmy Taylor, President

     with copies to (which shall not constitute notice to the Purchaser):

          Paul, Hastings, Janofsky & Walker LLP
          600 Peachtree Street, N.E.
          Suite 2400
          Atlanta, GA 30308-2222
          Attention:     Wayne Bradley
          Facsimile:     404-815-2424

          Charys Holding Company, Inc.
          1117 Perimeter Center West, Suite N415
          Atlanta, Georgia 30338
          Attention: Billy V. Ray, Jr., Chief Executive Officer

     To Seller:

          The Tower Company of Louisiana, LLC
          1704 Justin Road
          Metairie, LA 70001


     with a copy to (which shall not constitute notice to the Seller or the Shareholders):

          Oscar W. Boswell II
          Attorney at Law

          100 East Vermilion, Suite 310 (zip 70501)
          PO Box 3207
          Lafayette, LA 70502
          Facsimile:  (337) 237-8556

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     Section  5.2     Entire  Agreement.  This  Agreement  and the schedules and
                      -----------------
exhibits attached hereto and thereto embody the entire agreement between the Parties with respect to the subject matter hereof and thereof and there are no oral or written agreements with respect thereto which are not expressly set forth herein or therein. This Agreement may be amended only by a written instrument executed by the Party or Parties to be bound thereby.

     Section  5.3     Headings. The captions and headings used in this Agreement
                      --------
are for convenience only, and do not in any way limit, amplify or otherwise modify the provisions of this Agreement.

     Section 5.4     Governing Law. The law of the State of Georgia shall govern
                     -------------
all issues all issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto, without giving effect to any conflict of law rules or provisions thereof.

     Section  5.5     Successors  and  Assigns.  Except  as  otherwise expressly
                      -------------------------
provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. No other Person will have any right or obligation hereunder.

     Section  5.6     Assignment.  Neither  Seller  nor Purchaser may assign its
                      ----------
rights under this Agreement without the express written consent of the other Party.

     Section  5.7     Severability.  Whenever  possible,  each provision of this
                      ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     Section  5.8     Public  Announcements.  Each  Party shall consult with the
                      ---------------------
other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement without the prior written approval of the other. Notwithstanding the foregoing, the Parties acknowledge and agree that they may, without each other's prior consent, issue such press releases or make such public statements as may be required by applicable law, in which case the issuing Party shall consult with the other Party and use all commercially reasonable efforts to agree upon the nature, content and form of such press release or public statement. No such announcement shall indicate that Purchaser has acquired substantially all of the business or assets of the Seller and/or its Affiliates.

     Section 5.9     Counterparts. This Agreement may be executed simultaneously
                     ------------
in two (2) or more counterparts, by fax or original signature, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     Section 5.10     Expenses. Except as set forth elsewhere in this Agreement,
                      --------
Seller and Purchaser shall each bear their own costs and expenses incurred in connection with the negotiation, preparation or execution of this Agreement
(including, but not limited to, fees and expenses of attorneys, accountants, brokers, consultants, finders and investment bankers), whether or not any Closing occurs.

     Section 5.11     Dispute Resolution. Each of the parties hereto irrevocably
                      ------------------
agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby, or for recognition and enforcement of any judgment in respect hereof, brought by the other party hereto or its successors or assigns may be brought and determined in the federal courts sitting in the State of Georgia, and each party hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. Each party hereto hereby irrevocably waives, and agrees not to assert, by way of a motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, and (iii) this Agreement, or the subject matter hereof,, may not be enforced in or by such courts.

     Section  5.12     Enforcement. In the event that it is necessary for Seller
                       -----------
or Purchaser to incur any costs and expenses: (a) in the enforcement of any of the terms and provisions of this Agreement or other Transaction Document in arbitration or a court of law or equity; (b) in the defense of any attempted enforcement of any of the terms and provisions of this Agreement or other Transaction Document in arbitration or a court of law or equity; (c) in an action for damages in an arbitration or a court of law; or (d) in an effort to protect the rights of the solvent Party in an insolvency, bankruptcy, or receivership proceeding, in any such case the non-prevailing Party shall pay to the prevailing Party any and all costs and expenses incurred including, but not limited to, reasonable attorneys' fees and costs.

     Section  5.13     Interpretation.  Where the context requires, the use of a
                       --------------
pronoun of one gender or the neuter is to be deemed to include a pronoun of the appropriate gender. The use of the word "including" shall mean "including without limitation."

     Section  5.14     No  Strict  Construction.  The  Parties  hereto  have
                       ------------------------
participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

     Section  5.15     Relationship  of  Parties.  Notwithstanding  any  other
                       -------------------------
provision of this Agreement or any of the other Transaction Documents or obligations that may derive from them, nothing in this Agreement or the Transaction Documents shall be construed to make the Parties partners, agents, or joint venturers. Except as expressly provided for in this Agreement and the Instruments of Transfer, neither Party shall be liable for any of the debts or obligations of the other Party.

                          [NEXT PAGE IS SIGNATURE PAGE]

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the year and day first above mentioned.


                                        PURCHASER:


                                        AYIN HOLDING COMPANY INC.



                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:



                                        SELLER:

                                        THE TOWER COMPANY OF LOUISIANA, LLC



                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT A
                                    ---------

                               TOWER DOCUMENTATION

1. FAA and FCC documentation including FAA 7460, FAA Determination Letter, FAA 2C Survey, Aeronautical Study Number, AM Studies, FCC letters
2. Tower specifications including type, height, manufacturer, ground elevation
3.     Lighting system manufacturer and warranty documentation
4.     Tower monitoring contracts
5.     Tower inspection reports, tower repairs and modifications
6.     Phase 1 and 2
7.     NEPA and SHPO
8.     Title Reports
9.     Zoning applications, correspondence and permits
10.    Site plans, original CD's and red line "as built" drawings
11.    Tower and foundation drawings
12.    Boundary survey and right of way easements survey
13.    Meets and bounds of compound and right of way
14.    Compound size, fenced area and leased area (if different)
15.    Geotechnical reports
16.    Structural reports
17.    Building permits
18.    Ground leases
19.    Tenant leases